TCW METROPOLITAN WEST FUNDS

TCW MetWest Sustainable Securitized Fund

515 South Flower Street
Los Angeles, CA 90071

Dear Shareholder:

We are writing to inform you about a transaction that will affect your investment in TCW MetWest Sustainable Securitized Fund (the “Target Fund”).

You are receiving this combined Prospectus and Information Statement (the “Prospectus/Information Statement”) because you own shares in the Target Fund, a series of TCW Metropolitan West Funds, a Delaware statutory trust (the “MetWest Trust”), which is managed by Metropolitan West Asset Management, LLC (the “Target Fund Adviser”). We are pleased to inform you of the planned reorganization of the Target Fund, which is a mutual fund, with and into TCW Securitized Income ETF (the “Acquiring Fund”), a newly organized exchange-traded fund (“ETF”), which will be managed by TCW Investment Management Company LLC (the “Acquiring Fund Adviser”). The Acquiring Fund Adviser and the Target Fund Adviser are under the common control of The TCW Group, Inc.

Pursuant to an Agreement and Plan of Reorganization (the “Plan”), the Target Fund will be reorganized with and into the Acquiring Fund, a newly created series of TCW ETF Trust, a Delaware statutory trust (the “ETF Trust”), that has the same investment objective, similar investment strategies, the same fundamental investment policies, and a similar portfolio management team as the Target Fund (the “Reorganization”).

Target Fund		Acquiring Fund
TCW MetWest Sustainable Securitized Fund	à	TCW Securitized Income ETF

The Plan, which is by and among the MetWest Trust, on behalf of the Target Fund, the ETF Trust, on behalf of the Acquiring Fund, and the Acquiring Fund Adviser (solely with respect to Section 9.2 of the Plan), provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired; (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation and dissolution of the Target Fund, all upon the terms and conditions set forth in the Plan. The Plan has been filed as an exhibit to the Acquiring Fund’s Registration Statement on Form N-14 of which the combined Prospectus/Information Statement is a part.

After careful consideration, the Board of Trustees of the MetWest Trust and the ETF Trust has unanimously approved the Reorganization. The Reorganization is currently expected to occur on or about June 8, 2026, though the Reorganization may be delayed. Shareholder approval of the Reorganization is not required. Therefore, we are not asking you for a proxy, and you are requested not to send a proxy. Importantly, in order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund). If you do not hold your shares of the Target Fund through that type of brokerage account, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the net asset value (“NAV”) of your Target Fund shares. The liquidation of your investment and return of cash may be subject to tax. It may take time for you to receive your cash. If you hold shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, this transfer may be subject to tax. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments. If you do not currently hold your shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund, please review the accompanying materials closely for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund. Details regarding the terms of the Reorganization, and its potential benefits and costs to shareholders, are discussed in the combined Prospectus/Information Statement, which we urge you to review carefully. Please read this Prospectus/Information Statement and keep it for future reference.

By Order of the Board of Trustees of the MetWest Trust,

/s/ Peter Davidson

Vice President and Secretary

TCW Metropolitan West Funds

TCW ETF Trust

PROSPECTUS/INFORMATION STATEMENT

Dated May 1, 2026

RELATING TO THE ACQUISITION OF THE ASSETS OF
TCW MetWest Sustainable Securitized Fund

BY AND IN EXCHANGE FOR SHARES OF
TCW Securitized Income ETF

This combined Prospectus and Information Statement (the “Prospectus/Information Statement”) is an information statement for the Target Fund (as defined below) and a prospectus for the Acquiring Fund (as defined below). The address of the Target Fund and the Acquiring Fund is 515 South Flower Street, Los Angeles, CA 90071. The telephone number for the Target Fund and Acquiring Fund is (213) 244-0000. This Prospectus/Information Statement was first mailed to shareholders of the Target Fund beginning on or about May 1, 2026. This Prospectus/Information Statement explains what you should know about the reorganization (the “Reorganization”) and investing in the Acquiring Fund. You should read this document carefully and retain it for future reference.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CHECK FOR WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The terms and conditions of the Reorganization are further described in this Prospectus/Information Statement and are set forth in the form of Agreement and Plan of Reorganization (the “Plan”).

The Board of Trustees of the TCW Metropolitan West Funds (the “MetWest Trust”) and the TCW ETF Trust (the “ETF Trust”) (the “Board”) unanimously approved the proposed Reorganization and Plan and determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund shareholders will not be diluted as a result of the Reorganization.

TCW MetWest Sustainable Securitized Fund (the “Target Fund”) and TCW Securitized Income ETF (the “Acquiring Fund”) are each a series of a registered, open-end management investment company, although the Target Fund is a mutual fund while the Acquiring Fund will operate as an exchange-traded fund (“ETF”). The Acquiring Fund is a newly organized series of the ETF Trust and currently has no assets or liabilities. The Acquiring Fund is being created specifically in connection with the Reorganization for the purpose of acquiring the assets and assuming the liabilities of the Target Fund and will not commence operations until the closing date of the Reorganization. The Target Fund will be the accounting and performance survivor in the Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, will adopt the accounting and performance history of the Target Fund.

In order to transact in shares of the Acquiring Fund received as part of the Reorganization, you must hold your Target Fund shares in a brokerage account that can hold shares of an ETF. If you do not hold your shares of the Target Fund through a brokerage account that can hold shares of an ETF on the closing date of the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the net asset value (“NAV”) of your Target Fund shares. The liquidation of your investment and return of cash may be subject to tax. It may take time for you to receive your cash. This Prospectus/Information Statement includes additional information on the actions that Target Fund shareholders that do not currently hold their Target Fund shares through a brokerage account that can hold shares of an ETF must take in order to transact in shares of the Acquiring Fund as part of the Reorganization.

This Prospectus/Information Statement includes information about the Plan and the Acquiring Fund. The Reorganization would result in your investing in the Acquiring Fund. You should retain this Prospectus/Information Statement for future reference. Additional information about the Target Fund, the Acquiring Fund and the proposed transaction has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents, which are incorporated into this Prospectus/Information Statement by reference:

●	The prospectus of the MetWest Trust on behalf of the Target Fund, dated July 29, 2025, as supplemented and amended to date (File No. 811-07989; SEC Accession No. 0001193125-25-166324);

●	The statement of additional information of the MetWest Trust on behalf of the Target Fund, dated July 29, 2025, as supplemented and amended to date (File No. 811-07989; SEC Accession No. 0001193125-25-166324);

●	Annual Report to shareholders of the Target Fund for the fiscal year ending March 31, 2025 (File No. 811-07989; SEC Accession No. 0001193125-25-135273);

●	Semi-Annual Report to shareholders of the Target Fund for the fiscal period ending September 30, 2025 (File No. 811-07989; SEC Accession No. 0001193125-25-306060);

●	A statement of additional information dated May 1, 2026, relating to this Prospectus/Information Statement.

You may request a free copy of the statement of additional information relating to this Prospectus/Information Statement or the Target Fund’s Prospectus without charge by calling TCW Metropolitan West Funds at (800) 241-4671 or by writing to TCW Metropolitan West Funds, 515 South Flower Street, Los Angeles, CA 90071.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

i

ii

Summary

This is only a summary of certain information contained in this Prospectus/Information Statement. You should read the more complete information in the rest of this Prospectus/Information Statement, including the Acquiring Fund’s Prospectus (enclosed) and the Plan (which has been filed as an exhibit to the Acquiring Fund’s Registration Statement on Form N-14 of which this Prospectus/Information Statement is a part).

Why am I receiving a combined Prospectus/Information Statement?

You are receiving a combined Prospectus/Information Statement because you own shares of the Target Fund. It is proposed that the Target Fund, which is currently operated as a mutual fund, will be converted into an ETF through the Reorganization with and into the Acquiring Fund. The Acquiring Fund is a newly organized series of the ETF Trust and currently has no assets or liabilities. The Acquiring Fund was created specifically in connection with the Reorganization for the purpose of acquiring the assets and assuming the liabilities of the Target Fund and will not commence operations until the closing date of the Reorganization.

The Reorganization will be accomplished in accordance with the Plan between the MetWest Trust, on behalf of the Target Fund, the ETF Trust, on behalf of the Acquiring Fund, and the Acquiring Fund Adviser (solely with respect to Section 9.2 of the Plan). Among other things, the Plan provides for: (1) the acquisition of the assets and the assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund (“Acquiring Fund Shares”); (2) the pro rata distribution of the Acquiring Fund Shares to the shareholders of the Target Fund; and (3) the complete liquidation of the Target Fund, all upon the terms and conditions set forth in the Plan.

In accordance with the MetWest Trust’s organizational documents and applicable Delaware state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”)), the Reorganization can be effected without the approval of shareholders of the Target Fund. Therefore, we are not asking you for a proxy, and you are requested not to send a proxy.

What are some features of ETFs that differ from mutual funds?

The following are some unique features of ETFs that differ from mutual funds:

■	Sales of ETF Shares on an Exchange throughout the Day. ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated net asset value (“NAV”) per share at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade. The market price of the ETF may be higher or lower than the then-current pro rata value of the ETF’s net assets and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.

■	Sales only through a Broker. While a mutual fund’s shares may be directly purchased or redeemed from the fund at NAV, individual shares of ETFs, like the Acquiring Fund, may only be purchased and sold on a stock exchange through a broker at market prices. Shares of the Acquiring Fund may be purchased or redeemed directly from the Acquiring Fund only in large blocks of shares (“Creation Units”), and only an authorized participant (“Authorized Participant”) may engage in purchase or redemption transactions directly with the Acquiring Fund. Once created, shares of the Acquiring Fund may be purchased and sold through a broker at market prices. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of an ETF, such as the Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF may trade at a price less than (discount) or greater than (premium) the then-current pro rata value of the Acquiring Fund’s net assets. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors.

■	Transparency. Currently, the Target Fund only provides periodic disclosure of its complete portfolio holdings (typically quarterly on a 60-day lag). The Acquiring Fund will be a transparent ETF that operates with full transparency for its portfolio holdings. Following the Reorganization, the Acquiring Fund, like other transparent ETFs, will make its portfolio holdings public each day. This holdings information, along with other information about the Acquiring Fund, will be available on the Acquiring Fund’s website at https://etf.tcw.com/.

■	Potential Tax Efficiency. In a mutual fund, when portfolio securities are sold, including in order to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, ETFs may be better able to create and redeem their shares in kind. ETFs typically do not recognize capital gains on in-kind distributions in redemption of their shares, which may enable them to distribute appreciated securities to redeeming shareholders without recognizing gain on those securities. Thus, an ETF’s in-kind redemptions generally do not result in taxable distributions for its non-redeeming shareholders. Instead, non-redeeming ETF shareholders in an ETF that creates and redeems its shares in kind may recognize capital gains with respect to their ETF shares when they sell their ETF shares. The Acquiring Fund will issue and redeem shares at NAV only with Authorized Participants and only in Creation Units. Creation Units are issued and redeemed for cash and/or in-kind for securities. Creation Unit transactions may be conducted in exchange for cash only, which may cause the Acquiring Fund to recognize capital gains and to pay out higher annual capital gain distributions to shareholders than if such transactions had been conducted in-kind. The Acquiring Fund is currently able to create and redeem shares only in cash, although this may change in the future. Accordingly, the Acquiring Fund does not expect to recognize tax efficiency from in-kind redemptions in the near term, and no assurance can be given as to when, if ever, the Acquiring Fund will be able to recognize such tax efficiencies.

■	Single Share Class. A mutual fund, like the Target Fund, may offer multiple share classes with different sales charges, expenses, and/or minimum investments. The Acquiring Fund does not issue multiple classes of shares.

In addition, the Acquiring Fund is subject to certain risks unique to operating as an ETF. For more information, see “Are there any differences in risks between the Target Fund and the Acquiring Fund?” below.

Have the Target Fund’s Board and the Acquiring Fund’s Board approved the Reorganization?

Yes, the Board of Trustees of each of the MetWest Trust and the ETF Trust (the “Board”) approved the Reorganization because it believes that it is in the best interests of the Target Fund and the Acquiring Fund. At a meeting held on March 16, 2026, the Board carefully reviewed the terms of the Reorganization and unanimously approved the Plan. For the reasons set forth in the “REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS” section of this Prospectus/Information Statement, the Board, including the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), of the MetWest Trust and the ETF Trust, have determined that participation in the Reorganization is in the best interests of the Target Fund and the Acquiring Fund. The Board also concluded that no dilution in value would result to the shareholders of the Target Fund or the shareholders of the Acquiring Fund as a result of the Reorganization.

What will happen if the Reorganization occurs?

If the closing conditions of the Reorganization under the Plan are satisfied or waived, then shareholders of the Target Fund will become shareholders of the Acquiring Fund on or about June 8, 2026 and will no longer be shareholders of the Target Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with an equivalent aggregate NAV of the Acquiring Fund.

In particular, the Plan provides that (1) the assets of the Target Fund will be acquired by the Acquiring Fund and the liabilities of the Target Fund will be assumed by the Acquiring Fund in exchange for Acquiring Fund Shares of equal value to the net assets of the Target Fund being acquired; and (2) the Acquiring Fund Shares received by the Target Fund in the exchange will then be distributed pro rata to shareholders of the Target Fund. After the Acquiring Fund Shares are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated. The Plan also provides that Class M shares of the Target Fund will be converted into Class I shares with the same aggregate NAV (without a contingent deferred sales charge (“CDSC”) or other charge) prior to the Reorganization. Following such conversion but prior to the closing of the Reorganization, the Target Fund shall redeem all fractional shares of the Target Fund outstanding on the records of the Target Fund’s transfer agent.

How will the Reorganization affect me as a shareholder?

If the Reorganization is completed, you will cease to be a shareholder of the Target Fund. In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) on the closing date of the Reorganization. If you hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF on the closing date of the Reorganization, you will automatically become a shareholder of the Acquiring Fund. If you do not hold your shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the closing date of the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the NAV of your Target Fund shares. Such liquidation generally will be a taxable event for shareholders who hold Target Fund shares in a taxable account. For more information about the brokerage account needed to hold shares of the Acquiring Fund, see “What do I need to do to prepare for the Reorganization?” below. Shares of the Acquiring Fund are not issued in fractional shares. As a result, the Target Fund will redeem any fractional shares held by shareholders at NAV immediately prior to the Reorganization. Such redemption will result in a cash payment, which will be a taxable sale of shares for shareholders who hold fractional shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of the redemption of fractional shares.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on the NYSE Arca, Inc. (“NYSE Arca”), other national securities exchanges, electronic crossing networks and other alternative trading systems. Should a former Target Fund shareholder decide to purchase or sell shares in the Acquiring Fund after the Reorganization, the shareholder will need to place a trade through a broker who will execute the trade on an exchange at prevailing market prices. Because Acquiring Fund Shares trade at market prices rather than at NAV, Acquiring Fund Shares may trade at a price less than (discount) or greater than (premium) the then-current pro rata value of the Acquiring Fund’s net assets. As with all ETFs, your broker may charge a commission for purchase and sale transactions, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, it is the ETF Trust’s understanding that the brokerage account statements that Acquiring Fund shareholders will receive from financial intermediaries following the Reorganization will provide information on the market price of the Acquiring Fund’s shares and not the NAV per share of the Acquiring Fund as would be the case for a mutual fund.

Will the Reorganization affect the way my investments are managed?

The Acquiring Fund and Target Fund are managed using the same investment objective and similar investment policies.

While the Target Fund invests at least 80% of its net assets in debt securities issued by securitized vehicles and similar instruments that the Target Fund Adviser (defined below) believes satisfy its proprietary screening criteria that identify securities with one or more positive, social or sustainable factors, the Acquiring Fund will invest, under normal circumstances, at least 80% of its net assets in debt securities issued by securitized vehicles and similar instruments without reference to such screening criteria. Therefore, while the Target Fund focuses on investments in the sustainable securitized part of the securitized sector, the Acquiring Fund will have a broader focus across sustainable and non-sustainable securitized bonds.

The Acquiring Fund is expected to dynamically allocate across multiple securitized sub-sectors, including agency and non-agency residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), and collateralized loan obligations (“CLOs”). Relative to the Target Fund, the Acquiring Fund is expected to reduce agency mortgage-backed securities (“MBS”) exposure and increase ABS and CLO exposure to enhance income, diversification, and liquidity management, while still maintaining a diversified securitized profile. The Acquiring Fund Adviser (defined below) expects allocations will shift opportunistically based on relative value and market conditions.

With respect to credit quality, the Target Fund is required to invest, under normal circumstances, at least 80% of its net assets in securities rated investment grade or unrated securities determined by the Target Fund Adviser to be of comparable quality and may invest up to 20% of its assets in below investment grade bonds (“junk bonds”) and up to 15% of its total assets in ABS and mortgage-related securities rated below investment grade by Moody’s, S&P or Fitch, or, if unrated, determined by the Target Fund Adviser to be of comparable quality. By contrast, the Acquiring Fund may invest across the credit quality spectrum without specified minimum or maximum allocations to investment grade or below investment grade securities.

With respect to duration, under normal circumstances, the Target Fund maintains a portfolio duration of two to eight years and a dollar-weighted average maturity range of two to fifteen years, but the Acquiring Fund is expected to maintain a low-to-moderate duration profile (approximately 1-3 years), broadly in line with diversified securities ETF peers, and the Acquiring Fund’s duration will be actively managed and may move modestly around the ETF’s secondary benchmark, ICE BofA Low Duration U.S. ABS & CMBS Equal Par Index, depending on market opportunities. The Acquiring Fund is not limited with respect to portfolio duration or maturity.

Finally, with respect to geographic exposure, the Target Fund may allocate up to 20% of its total assets to foreign issues denominated in U.S. dollars or foreign currencies and up to 10% of its total assets in emerging markets and instruments that are economically tied to emerging market countries. The Acquiring Fund is not subject to a corresponding limit on its investments in foreign issues or emerging market assets.

For more information with respect to each Fund’s investment strategies, see the section titled: “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS ‒ Are there any significant differences between the investment objectives, policies and strategies of the Funds?”

TCW Investment Management Company LLC (the “Acquiring Fund Adviser”) is the investment adviser to the Acquiring Fund. Metropolitan West Asset Management, LLC (the “Target Fund Adviser”) is the investment adviser to the Target Fund. The Acquiring Fund Adviser and the Target Fund Adviser are under the common control of The TCW Group, Inc. The same individuals responsible for the day-to-day portfolio management of the Target Fund as of the date of the combined Prospectus/Information Statement will be responsible for the day-to-day portfolio management of the Acquiring Fund, except that Bryan Whalen will be an additional member of the Acquiring Fund’s portfolio management team.

For a more complete discussion, see the section titled: “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS ‒ Are there any significant differences between the investment objectives, policies and strategies of the Funds?” and “How do the principal investment risks of the Funds compare?” and “COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS – How do the investment objectives, strategies, policies and risks of the Funds compare?” and “What are the principal investment risks associated with investments in the Funds?”

Are there any differences in risks between the Target Fund and the Acquiring Fund?

Many of the risks associated with owning shares of the Acquiring Fund are similar to the risks associated with owning shares of the Target Fund. However, there are certain differences in these risks, including the risks associated with the Acquiring Fund’s organization as an ETF.

For a more complete discussion of the risks of the Target Fund and the Acquiring Fund, see the section titled: “COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS – How do the investment objectives, strategies, policies and risks of the Funds compare?” and “What are the principal investment risks associated with investments in the Funds?” The risks of the Acquiring Fund are presented in Exhibit A.

Will the total expenses of the Acquiring Fund be lower than the total expenses of the Target Fund?

Yes. The Acquiring Fund employs a unitary fee structure pursuant to which the Acquiring Fund Adviser bears substantially all operating expenses of the Acquiring Fund, subject to certain exceptions. Following the Reorganization, the total annual fund operating expenses of the Acquiring Fund are expected to be lower than those of each share class of the Target Fund. Notwithstanding that the contractual management fee rate for the Acquiring Fund is the same as the contractual advisory fee rate of the Target Fund, the Acquiring Fund’s unitary management fee includes substantially all operating expenses of the Acquiring Fund, while the Target Fund’s contractual advisory fee does not.

For a more detailed comparison of the Funds’ fees and expenses, see the section titled “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS ‒ What are the Funds’ investment management fee rates?” and “What are the fees and expenses of each Fund and what might they be after the Reorganization?”

Who will pay the costs in connection with the Reorganization?

The Acquiring Fund Adviser will bear all of the expenses relating to the Reorganization, except that (i) the Target Fund will bear the expenses of legal counsel to the Target Fund and legal counsel to the Trustees of the Target Fund who are not “interested persons” of the Target Fund as defined in the 1940 Act, and (ii) the Target Fund will bear any transaction costs incurred by the Target Fund related to the disposition and acquisition of assets as part of the Reorganization. The Target Fund is expected to bear approximately $40,000 (0.17% of the net assets of the Target Fund) of such costs in connection with the Reorganization. The Acquiring Fund Adviser will bear the other costs of the Reorganization whether or not the Reorganization is consummated.

What are the U.S. federal income tax consequences of the Reorganization?

The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, (the “Code”) and generally is not expected to result in recognition of gain or loss by the Target Fund or its shareholders. However, immediately prior to the Reorganization, most shareholders will receive cash compensation for fractional shares of the Target Fund that they hold. In addition, shareholders who do not hold their Target Fund shares in a brokerage account that can hold shares of an ETF and who do not transfer their shares to a brokerage account that can hold shares of an ETF on the closing date of the Reorganization will receive a cash payment in liquidation of the Acquiring Fund shares they are entitled to receive as part of the Reorganization. Such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares.

Prior to the closing of the Reorganization, the Target Fund expects to declare and pay a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income, net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. These distributions will generally be taxable to shareholders that hold their shares in a taxable account. Such distributions may include distributions taxable as ordinary income or as long-term capital gains.

As a condition of the closing of the Reorganization and assuming the parties comply with the terms of the Plan, the MetWest Trust and the ETF Trust will receive an opinion of counsel regarding the U.S. federal income tax consequences of the Reorganization. Shareholders should consult their tax advisers about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Prospectus/Information Statement relates only to the U.S. federal income tax consequences of the Reorganization. For more information, please see the section “FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION.”

What is the anticipated timing of the Reorganization?

The Reorganization is currently expected to be completed on or about June 8, 2026.

What do I need to do to prepare for the Reorganization?

It is important for you to determine whether you hold your shares of the Target Fund in the type of account that can accommodate the ETF shares that will be received in the Reorganization. The following account types cannot hold shares of ETFs:

●	Fund Direct Accounts. If you hold your shares of the Target Fund in an account directly with the Target Fund at the Target Fund’s transfer agent, you should transfer your shares of the Target Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the NAV of your Target Fund shares.

●	Non-Accommodating Brokerage Accounts. If you hold your shares of the Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the NAV of your Target Fund shares.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

If you do not currently hold your shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the information below for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund.

How do I transfer my Target Fund shares from a fund direct account to a brokerage account that will accept Acquiring Fund shares?

Transferring your shares from the Target Fund’s transfer agent to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to the broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to hold ETF shares. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account prior to the consummation of the Reorganization if you wish to transact in shares of the Acquiring Fund.

We suggest you provide your broker with a copy of the quarterly statement from the Target Fund. The broker will require your account number with the Target Fund, which can be found on your statement. The broker will help you complete a form to initiate the transfer. Once you sign that form, the broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account.

The sooner you initiate the transfer, the better.

How do I transfer my Target Fund Shares from a Non-Accommodating Brokerage Account to a Brokerage Account that will accept Acquiring Fund Shares?

The broker where you hold Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

You can contact your financial advisor or other financial intermediary for further information. You also may contact the Target Fund Adviser at (213) 244-0000.

What will happen if I don’t have a brokerage account that can hold ETF shares at the time of the Reorganization?

If your shares are held in an account that cannot accept ETF shares at the time of the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the NAV of your Target Fund shares. If you think you don’t have a brokerage account that can accept the Acquiring Fund Shares you receive in the Reorganization, you may contact the Target Fund Adviser by calling (213) 244-0000. For more information about the brokerage account needed to hold shares of the Acquiring Fund, see “What do I need to do to prepare for the Reorganization?” above.

Are there other circumstances where a Target Fund shareholder will not be able to hold ETF shares?

Omnibus retirement plan recordkeepers may not be able to include ETF shares on their platforms, and in such a case a retirement plan investor may be required by its retirement plan recordkeeper to redeem the Target Fund’s shares prior to the Reorganization.

What if I don’t want to hold ETF shares?

If you do not want to receive ETF shares in connection with the Reorganization, you may redeem your shares of the Target Fund or you may exchange those shares for shares of another eligible mutual fund managed by the Target Fund Adviser prior to the Reorganization. If a Target Fund shareholder redeems his or her shares and such shares are held in a taxable account, the shareholder will recognize a taxable gain or loss based on the difference between the redeeming shareholder’s tax basis in the shares and the amount that the redeeming shareholder receives for them. Shareholders of the Target Fund may exchange their Target Fund shares for shares of the same class of any mutual fund, other than the Target Fund, that is managed by the Target Fund Adviser generally without paying any additional sales charges, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and the shareholder is eligible to invest in such shares. Such an exchange of shares for shares in another fund will generally result in the recognition of taxable gain or loss for shareholders holding shares in a taxable account. As an ETF, the Acquiring Fund does not provide for the exchange of shares.

Whom do I contact for further information?

You can contact your financial adviser or other financial intermediary for further information. You also may contact the Target Fund Adviser at (213) 244-0000.

THE REORGANIZATION: TCW METWEST Sustainable securitized FUND INTO TCW securitized income ETF

COMPARISON OF IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment objectives, policies and strategies of the Funds?

The Target Fund operates as a mutual fund, offering shares that are redeemable on each business day and daily liquidity. The Acquiring Fund operates as an ETF. As an ETF, the Acquiring Fund offers shares that are bought and sold on a national securities exchange, which gives investors the ability to buy their shares throughout the day at the current market price (which may be at a premium or discount to NAV).

The Target Fund and the Acquiring Fund have the same investment objective. Each Fund’s investment objective is to seek to maximize current income and achieve above average long-term total return. Each Fund’s investment objective may be changed by the Board without shareholder approval.

The Target Fund and the Acquiring Fund have similar investment strategies. While the Target Fund invests at least 80% of its net assets in debt securities issued by securitized vehicles and similar instruments that the Target Fund Adviser (defined below) believes satisfy its proprietary screening criteria that identify securities with one or more positive, social or sustainable factors, the Acquiring Fund will invest, under normal circumstances, at least 80% of its net assets in debt securities issued by securitized vehicles and similar instruments without reference to such screening criteria. Therefore, while the Target Fund focuses on investments in the sustainable securitized part of the securitized sector, the Acquiring Fund will have a broader focus across sustainable and non-sustainable securitized bonds. Although the Acquiring Fund is not required to consider the positive, social or sustainable factors of its portfolio securities, the Acquiring Fund may evaluate sustainable attributes and risk factors as part of its investment analysis (alongside traditional financial metrics) and informed decision making with the goal of improving risk-adjusted returns.

The Acquiring Fund is expected to dynamically allocate across multiple securitized sub-sectors, including agency and non-agency residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), and collateralized loan obligations (“CLOs”). Relative to the Target Fund, the Acquiring Fund is expected to reduce agency mortgage-backed securities (“MBS”) exposure and increase ABS and CLO exposure to enhance income, diversification, and liquidity management, while still maintaining a diversified securitized profile. The Acquiring Fund Adviser (defined below) expects allocations will shift opportunistically based on relative value and market conditions.

With respect to credit quality, the Target Fund is required to invest, under normal circumstances, at least 80% of its net assets in securities rated investment grade or unrated securities determined by the Target Fund Adviser to be of comparable quality and may invest up to 20% of its assets in below investment grade bonds (“junk bonds”) and up to 15% of its total assets in ABS and mortgage-related securities rated below investment grade by Moody’s, S&P or Fitch, or, if unrated, determined by the Target Fund Adviser to be of comparable quality. By contrast, the Acquiring Fund may invest across the credit quality spectrum without specified minimum or maximum allocations to investment grade or below investment grade securities.

With respect to duration, under normal circumstances, the Target Fund maintains a portfolio duration of two to eight years and a dollar-weighted average maturity range of two to fifteen years, but the Acquiring Fund is expected to maintain a low-to-moderate duration profile (approximately 1-3 years), broadly in line with diversified securities ETF peers, and the Acquiring Fund’s duration will be actively managed and may move modestly around the ETF’s secondary benchmark, ICE BofA Low Duration U.S. ABS & CMBS Equal Par Index, depending on market opportunities. The Acquiring Fund does not specify a target portfolio duration or maturity range.

Finally, with respect to geographic exposure, the Target Fund may allocate up to 20% of its total assets to foreign issues denominated in U.S. dollars or foreign currencies and up to 10% of its total assets in emerging markets and instruments that are economically tied to emerging market countries. The Acquiring Fund does not have a corresponding limit on the portion of its net assets invested in foreign issues or emerging market assets.

The Acquiring Fund Adviser does not expect that the differences discussed above will result in any significant changes to the management of the Acquiring Fund.

Investment Strategies

The principal investment strategies of each Fund are as follows:

Target Fund	Acquiring Fund

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in debt securities issued by securitized vehicles and similar instruments that the Adviser believes satisfy its proprietary screening criteria that identify securities with one or more positive environmental, social or sustainable factors. The Fund will invest in securities issued by securitized vehicles including but not limited to residential mortgage-backed securities, commercial mortgage-backed securities, other asset backed securities, real estate related debt, mortgage pass-through securities, as well as floating, variable and fixed-rate securities. The Fund will invest in securities that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities and those issued by non-governmental entities, as well as unguaranteed securities issued by private entities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities rated investment grade or unrated securities determined by the Adviser to be of comparable quality. The Fund may also invest up to 20% of its assets in below investment grade bonds (“junk bonds”), which are bonds rated below BBB- by Fitch Ratings, Inc. (“Fitch”), below BBB- by S&P Global Ratings (“S&P”) and below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, bonds deemed by the Fund’s investment advisor to be of comparable quality. The Fund may invest up to 15% of its total assets (measured at the time of investment) in asset-backed and mortgage-related securities rated below investment grade by Moody’s, S&P or Fitch, or, if unrated, determined by the Adviser to be of comparable quality.

In determining whether to buy or sell investments, the portfolio management team evaluates each investment idea based on, among other factors, the team’s view of its current income potential, risk level, capital appreciation potential, and how it fits within the Fund’s overall portfolio. The allocation of capital to sectors and securities is driven primarily by the Adviser’s assessment of relative value offered by each sector and security, respectively, with additional screening to determine whether securities meet the portfolio manager’s criteria to invest in securities with one or more positive environmental, social, or sustainable attributes.

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities issued by securitized vehicles and similar instruments.

The Fund will invest in securities issued by securitized vehicles including but not limited to residential mortgage-backed securities, commercial mortgage-backed securities, other asset backed securities, real estate related debt, mortgage pass-through securities, as well as floating, variable and fixed-rate securities, including those deemed sustainable or that have sustainable characteristics. The Fund will invest in securities that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities and those issued by non_governmental entities, as well as unguaranteed securities issued by private entities.

The Fund will invest in securities rated investment grade or unrated securities determined by the Adviser to be of comparable quality. The Fund may also invest in below investment grade bonds (“junk bonds”), which are bonds rated below BBB_ by Fitch Ratings, Inc. (“Fitch”), below BBB_ by S&P Global Ratings (“S&P”) and below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, bonds deemed by the Fund's investment advisor to be of comparable quality.

In determining whether to buy or sell investments, the portfolio management team evaluates each investment idea based on, among other factors, the team’s view of its current income potential, risk level, capital appreciation potential, and how it fits within the Fund’s overall portfolio. The allocation of capital to sectors and securities is driven primarily by the Adviser’s assessment of relative value offered by each sector and security, respectively. Evaluating sustainable attributes and risk factors is part of the investment analysis (alongside traditional financial metrics) and informed investment decision making with the goal of improving risk-adjusted returns, consistent with the Fund’s investment objective.

Target Fund	Acquiring Fund

In implementing its sustainable investment strategy, the Adviser evaluates potential investments based on a number of factors, including, but not limited to: support for affordable housing and community development, especially serving low- and moderate-income individuals and communities; mortgage-backed securities that support energy efficiency and broader “green” initiatives; certain non-mortgage related asset-backed securities, such as collateralized loan obligations with ESG-related exclusionary criteria; and commercial and consumer secured and unsecured debt related to sustainable initiatives, such as solar facilities. Governance review includes, but is not limited to, lending programs, borrower education and disclosure, origination policies, servicing practices, and securitization deal structure. The Adviser uses a combination of proprietary research, third-party data, and engagement with issuers, originators, industry standard setters, and others to assess the sustainable criteria of the assets and to understand the importance of these factors to an investment’s performance. Not all of these sources may be used in every instance. Evaluating sustainable attributes and risk factors is part of the investment analysis (alongside traditional financial metrics) and informed investment decision making with the goal of improving risk-adjusted returns, consistent with the Fund’s investment objective.

The Fund’s investments are not limited to securities labeled “sustainable” or “ESG.” An investment’s satisfaction of the Adviser’s criteria described above is based on the Adviser’s proprietary analysis and not that of a third party. The Fund may invest up to 20% of its net assets in securities that the Adviser does not consider to be sustainable investments. Securities or other instruments may be sold for a number of reasons, including when the portfolio managers believe that (i) another security or instrument may offer a better investment opportunity, (ii) there has been a deterioration in the credit fundamentals of an issuer, (iii) an individual security or instrument has reached its sell target, (iv) the portfolio should be rebalanced for diversification or portfolio weighting purposes, or (v) the security no longer meets the Adviser’s sustainable criteria.

Under normal circumstances, the Fund’s portfolio duration is two to eight years and the Fund’s dollar-weighted average maturity ranges from two to fifteen years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates.

The Fund invests in the U.S. and international securitized markets, including securities denominated in foreign currencies. The Fund has the flexibility to allocate its assets to securities of foreign issues denominated in U.S. dollars or foreign currencies. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss from fluctuations in currency exchange rates, but is under no obligation to do so under any circumstances.

Target Fund	Acquiring Fund

The Fund invests in the U.S. and international securitized markets, including securities denominated in foreign currencies. The Fund has the flexibility to allocate up to 20% of its total assets to securities of foreign issues denominated in U.S. dollars or foreign currencies. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss from fluctuations in currency exchange rates, but is under no obligation to do so under any circumstances. Up to 10% of the Fund’s total assets may be invested in emerging markets and instruments that are economically tied to emerging market countries.

The Fund may normally borrow or sell securities short each up to 33 1/3% of the value of its total assets.

Further information about the Target Fund’s investment objectives and strategies is contained in the Prospectus and Statement of Additional Information of the Target Fund, which are on file with the SEC.

Investment Policies and Restrictions

The fundamental investment policies of the Target Fund and the Acquiring Fund are identical and the non-fundamental investment policies of the Target Fund and the Acquiring Fund are similar. The Funds’ fundamental investment policies and non-fundamental policies are set forth in Exhibit B. After the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Acquiring Fund. Fundamental investment policies may not be changed without shareholder approval. Non-fundamental policies may be changed without shareholder approval.

How do the principal investment risks of the Funds compare?

Many of the risks associated with an investment in the Target Fund and the Acquiring Fund are similar, except that, as a shareholder of the Acquiring Fund, you would also be subject to risks related to the Acquiring Fund’s ETF structure. There are other important differences between the principal risks of the Target Fund and the Acquiring Fund identified in the chart below. In addition, while there are certain differences between the Acquiring Fund’s and the Target Fund’s risk disclosure, the Adviser does not expect the differences in the disclosure or description of such risks to result in or reflect any material differences in how the Acquiring Fund will be managed relative to how the Target Fund is currently managed. For example, the Target Fund and the Acquiring Fund may use different terminology to describe the risks applicable to such Fund’s principal investment strategies and the differences may reflect a clarification of the risks associated with an investment in the Acquiring Fund.

The following chart identifies the principal risks associated with each Fund. Each of the principal risks of the Acquiring Fund appears in Exhibit A.

Principal Risks	Target Fund	Acquiring Fund
Asset-Backed Securities Risk	X	X
Below Investment Grade Mortgage-Backed Securities Risk	X	X
Counterparty Risk	X	X
Credit Risk	X	X
Cybersecurity Risk	X	X

Principal Risks	Target Fund	Acquiring Fund
Debt Securities Risk	X	X
Derivatives Risk	X	X
Distressed and Defaulted Securities Risk	X	X
ESG Factor Risk	X	X
ETF Structure Risks		X
Extension Risk	X	X
Foreign Securities Risk	X	X
Frequent Trading Risk	X	X
Futures Contracts Risk	X	X
Inflation Risk	X	X
Interest Rate Risk	X	X
Issuer Risk	X	X
Junk Bond Risk	X	X
Large Shareholder Purchase and Redemption Risk	X	X
Leverage Risk	X	X
Liquidity Risk	X	X
Market Risk	X	X
Mortgage-Backed Securities Risk	X	X
Portfolio Management Risk	X	X
Prepayment Risk	X	X
Price Volatility Risk	X	X
Securities Selection Risk	X	X
Sustainable Investing Strategy Risk	X	X
Swap Agreements Risk	X	X
Unrated Securities Risk	X	X
U.S. Government Securities Risk	X	X
U.S. Trade Policy Risk	X	X
U.S. Treasury Obligations Risk	X	X
Valuation Risk	X	X

Who manages the Funds?

The Target Fund is a series of the MetWest Trust. The Acquiring Fund is a series of the ETF Trust. The MetWest Trust and the ETF Trust are governed by a Board of Trustees, which is responsible for overseeing all business activities of the Funds.

Investment Advisers of the Funds. TCW Investment Management Company LLC, the Acquiring Fund’s investment adviser, is headquartered at 515 South Flower Street, Los Angeles, CA 90071. Metropolitan West Asset Management, LLC, the Target Fund’s investment adviser, is located at 515 South Flower Street, Los Angeles, CA 90071. The Advisers are under the common control of The TCW Group, Inc. Each Adviser is registered with the SEC as an investment adviser under the 1940 Act.

As of December 31, 2025, the Target Fund Adviser had approximately $35.1 billion in assets under management or committed to management. As of December 31, 2025, the Acquiring Fund Adviser had approximately $17.9 billion in assets under management or committed to management.

Portfolio Management. The same individuals responsible for the day-to-day portfolio management of the Target Fund will be responsible for the day-to-day portfolio management of the Acquiring Fund, except that Bryan Whalen will be an additional member of the Acquiring Fund’s portfolio management team.

Elizabeth (Liza) Crawford, Palak Pathak, CFA, Peter Van Gelderen, and Bryan Whalen are jointly and primarily responsible for the day-to-day management of each of the Target Fund and the Acquiring Fund. Ms. Crawford, Ms. Pathak, Mr. Van Gelderen, and Mr. Whalen have each been a portfolio manager of the Acquiring Fund since the Acquiring Fund’s inception. Ms. Crawford and Ms. Pathak have each been a portfolio manager of the Target Fund since the Target Fund’s inception. Mr. Van Gelderen was a portfolio manager of the Target Fund since 2023.

The Statement of Additional Information for the Target Fund dated July 29, 2025, as supplemented (the “Target Fund SAI”) and the Statement of Additional Information for the Acquiring Fund dated May 31, 2026 (the “Acquiring Fund SAI”), provide additional information about the portfolio manager’s compensation, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities in the Funds. For information on how to obtain a copy of the Target Fund SAI and the Acquiring Fund SAI, please see the section entitled “INFORMATION ABOUT THE FUNDS.”

What are the Funds’ investment management fee rates?

The MetWest Trust, on behalf of the Target Fund, and the Target Fund Adviser have entered into an Investment Management Agreement, as amended, under the terms of which the Target Fund pays a monthly management fee to the Target Fund Adviser for investment advisory services based on the average daily net assets of the Target Fund, at the annual rate of 0.40%.

For its investment advisory services to the Acquiring Fund, the Acquiring Fund Adviser will be paid a management fee from the Acquiring Fund based on a percentage of the Acquiring Fund’s average daily net assets, at the annual rate of 0.40%. Pursuant to the Investment Advisory Agreement between the Acquiring Fund Adviser and the ETF Trust (entered into on behalf of the Acquiring Fund), the Acquiring Fund Adviser is responsible for substantially all expenses of the Fund, except (i) interest and taxes (including, but not limited to, income, excise, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition, holding, voting and/or disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions; (iii) expenses incurred in connection with any distribution plan adopted by the ETF Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) the advisory fee payable to the Acquiring Fund Adviser hereunder; and (v) litigation expenses (including fees and expenses of counsel retained by or on behalf of the ETF Trust or the Acquiring Fund) and any fees, costs or expenses payable by the ETF Trust or the Acquiring Fund pursuant to indemnification obligations to which the ETF Trust or the Acquiring Fund may be subject (pursuant to contract or otherwise); and (vi) any extraordinary expenses, as determined by a majority of the Independent Trustees.

The Acquiring Fund employs a unitary fee structure pursuant to which the Acquiring Fund Adviser bears substantially all operating expenses of the Acquiring Fund, subject to certain exceptions. Following the Reorganization, the total annual fund operating expenses of the Acquiring Fund are expected to be lower than those of each share class of the Target Fund. Notwithstanding that the contractual management fee rate for the Acquiring Fund is the same as the contractual advisory fee rate of the Target Fund, the Acquiring Fund’s unitary management fee includes substantially all operating expenses of the Acquiring Fund, while the Target Fund’s contractual advisory fee does not.

For the fiscal year ended March 31, 2025, after waivers and expense reimbursements, $0 was required to be paid by the Target Fund to the Target Fund Adviser for the Target Fund Adviser’s investment advisory and management services provided. Because the Acquiring Fund has not yet commenced operations, no management fees have been paid to the Acquiring Fund Adviser.

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. The tables show the pro forma expenses of the combined Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of March 31, 2025, as if the Reorganization had taken place on April 1, 2024. The fee tables do not reflect the costs associated with the Reorganization. Only pro forma combined fees and expenses information is provided for the Acquiring Fund because the Acquiring Fund will not commence operations until the Reorganization is completed.

As shown below, the Reorganization is expected to result in lower total annual operating expenses for shareholders of the Target Fund.

Target Fund Shareholders will not pay any sales load, CDSC, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of ETF shares from the Reorganization.

Shareholder Fees (fees paid directly from your investment)

Target Fund – None.

Acquiring Fund (pro forma) – None.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

	Target Fund – Class I	Target Fund – Class M	Acquiring[1] Fund (pro forma)
Management Fees	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.00%
Other Expenses	2.13%	1.88%	0.00%[2]
Total Annual Fund Operating Expenses	2.53%	2.53%	0.40%
Fee Waiver and/or Expense Reimbursement	(2.04)%[3]	(1.83)%[3]	N/A
Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements	0.49%	0.70%	0.40%

[1]	The investment advisory agreement between the ETF Trust and the Acquiring Fund Adviser provides that the Acquiring Fund Adviser will pay all operating expenses of the Acquiring Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.
[2]	Estimated for the current fiscal year.
[3]	The Target Fund Adviser has contractually agreed to reduce advisory fees and/or reimburse expenses, including distribution expenses, to limit the Target Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, swap interest expenses, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation), to the net expenses shown in the table for the applicable class. The Target Fund Adviser may recoup reduced fees and expenses only within three years of the waiver or reimbursement, provided that the recoupment does not cause the Target Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contract will remain in place until July 31, 2026. Although it does not expect to do so, the Board of Trustees is permitted to terminate that contract sooner in its discretion with written notice to the Target Fund Adviser.

Example

These examples are intended to help you compare the cost of investing in the Target Fund’s Class I and Class M shares with the cost of investing in Acquiring Fund Shares, both before and after the Reorganization. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Funds’ operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
TCW MetWest Sustainable Securitized Fund – Class I	$50	$592	$1,161	$2,711
TCW MetWest Sustainable Securitized Fund – Class M	$72	$612	$1,180	$2,727
Pro Forma – TCW Securitized Income ETF (assuming the Reorganization is completed)	$41	$129	$227	$516

How do the performance records of the Funds compare?

The Acquiring Fund is a newly formed “shell” fund that has not yet commenced operations. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire substantially all of the assets and assume the liabilities of the Target Fund and continue the business of the Target Fund, except that the Acquiring Fund will operate as an ETF instead of a mutual fund. The Acquiring Fund will have no performance history prior to the Reorganization.

The Target Fund will be the “accounting survivor” after the Reorganization. This means that the Acquiring Fund will adopt the historical accounting records and performance of Class I Shares of the Target Fund. The Target Fund’s past performance is not necessarily an indication of how the Acquiring Fund will perform in the future.

The bar chart and table below provide some indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s Class I shares’ performance from year-to-year and by showing how the Target Fund’s average annual returns for the past one-year and since inception periods compare with those of a broad-based securities market index and a secondary benchmark index. The Acquiring Fund will use the Bloomberg U.S. Aggregate Bond Index as its primary benchmark, which is the same primary benchmark that the Target Fund uses. The Acquiring Fund will use the ICE BofA Low Duration U.S. ABS & CMBS Equal Par Index as its secondary benchmark. The Target Fund’s secondary benchmark is the Bloomberg U.S. Mortgage-Backed Securities Index.

The performance of the other classes, which is shown in the table below, will differ because the classes pay potentially lower expenses. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns
For Class I shares

Highest/Lowest quarterly results during this period were:

Highest	8.57%	(quarter ended 12/31/2023)
Lowest	-5.54%	(quarter ended 3/31/2022)

Average Annual Total Returns (for the period ended December 31, 2025)

Share Class	1 Year	Since Inception
Class I – Before Taxes	8.53%	1.62%
Class I – After Taxes on Distributions	6.36%	-0.26%
Class I – After Taxes on Distributions and Sale of Fund Shares	5.00%	0.39%[1]
Class M – Before Taxes	8.30%	1.50%
Bloomberg U.S. Aggregate Bond Index	7.30%	4.02%
Bloomberg U.S. Mortgage-Backed Securities (MBS) Index	8.58%	0.33%

[1]	The “After Taxes on Distributions and Sale of Shares” return is higher than the “After Taxes on Distributions” return because of realized losses that would have been sustained upon sale of Fund shares immediately after the relevant period.

The Target Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at https://www.tcw.com/ or by calling the Funds at (213) 244-0000.

How do the Funds’ portfolio turnover rates compare?

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. Because the Acquiring Fund has not yet commenced operations, no portfolio turnover rate is available for the Acquiring Fund.

During the fiscal year ended March 31, 2025, Target Fund’s portfolio turnover rate was 333% of the average value of its portfolio.

Where can I find more financial and performance information about the Target Fund?

Attached as Exhibit C below are the financial highlights tables of the Target Fund. Additional information is available in the Target Fund’s Prospectus, Statement of Additional Information, and the most recent annual and semi-annual shareholder reports, as applicable. Because the Acquiring Fund has not yet commenced operations, shareholder reports for the Acquiring Fund are not available.

The Target Fund’s Prospectus is incorporated herein by reference and is legally deemed to be part of this combined Prospectus/Information Statement. The Target Fund’s Statement of Additional Information is also incorporated herein by reference.

The Acquiring Fund’s Statement of Additional Information is provided in Part B to this Prospectus/Information Statement and is legally deemed to be part of this combined Prospectus/Information Statement.

Each of these documents has been filed with the SEC and is available, free of charge, by (i) calling toll-free at (800) 241-4671 (Target Fund) or (866) 364-1383 (Acquiring Fund), (ii) accessing the documents at the Funds’ website at https://tcw.com, or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

COMPARISON OF OTHER KEY FEATURES OF THE FUNDS

What are the purchase and sale procedures of the Target Fund and Acquiring Fund?

The Target Fund and the Acquiring Fund have different procedures for purchasing, exchanging, and redeeming shares, which are summarized below.

Target Fund

Shares of the Target Fund are sold without a sales charge. Your price for the Target Fund’s shares is the Target Fund’s NAV which is calculated as of the close of trading on the New York Stock Exchange LLC (“NYSE”) (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier) every day the NYSE is open for trading. For more information, see the “How to Purchase Shares” section of the Target Fund’s Prospectus. Initial and subsequent investments in Target Fund shares are subject to investment minimums, as set forth in the “How to Purchase Shares” section of the Target Fund’s Prospectus.

Shares of the Target Fund will be sold at the next NAV calculated after an order is accepted by the Target Fund’s transfer agent or other agent of the Target Fund. Target Fund shareholders may exchange Class I and Class M shares of the Target Fund into the same Class of another fund in the MetWest Trust, provided that the investment meets the minimum initial investment and any other requirements of the same Class of the other fund, the shares may legally be sold in the shareholder’s state of residence and the fund is open to new investors.

Further information about conversion of shares between classes of the Target Fund may be found in the Target Fund’s Statement of Additional Information.

Acquiring Fund

Shares of the Acquiring Fund are also sold without a sales charge. Because the Acquiring Fund is an ETF, however, it issues and redeems shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”). Only authorized participants (“Authorized Participants”) may engage in purchase or redemption transactions directly with the Acquiring Fund. The NAV of Acquiring Fund Shares, similar to the NAV of Target Fund shares, is determined at the close of regular trading on the NYSE Arca (normally 4:00 p.m. Eastern Time) on each day the NYSE Arca is open. Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual shares of the Acquiring Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Acquiring Fund (bid) and the lowest price a seller is willing to accept for shares of the Acquiring Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Shares of the TCW Securitized Income ETF are listed for trading on the NYSE Arca. Acquiring Fund Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares at their market price, and shares typically trade in blocks smaller than a Creation Unit. There is no minimum investment required. Acquiring Fund Shares may only be purchased and sold on the secondary market when the NYSE Arca is open for trading.

When buying or selling Acquiring Fund Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Authorized Participants may acquire Acquiring Fund Shares directly from the Acquiring Fund, and Authorized Participants may tender their Acquiring Fund Shares for redemption directly to the Acquiring Fund, at NAV per share only in large blocks, or Creation Units. Purchases and redemptions directly with the Acquiring Fund must follow the Acquiring Fund’s procedures, which are described in the Acquiring Fund’s Statement of Additional Information. The Acquiring Fund does not have exchange privileges. Additional information and specific instructions explaining how to buy shares of the Acquiring Fund are outlined in the Acquiring Fund’s Prospectus under the heading “Purchase and Sale of Fund Shares” and “How to Buy and Sell Shares.”

What are the distribution arrangements for the Target Fund and Acquiring Fund?

Target Fund

TCW Funds Distributors LLC (the “Target Fund Distributor”) serves as the non-exclusive distributor of each class of the Target Fund’s shares pursuant to a Distribution Agreement (the “Target Fund Distribution Agreement”) with the MetWest Trust, which is subject to annual approval by the Board. Shares of the Target Fund are offered and sold on a continuous basis. The Target Fund Distribution Agreement is terminable without penalty with 60 days’ notice, by the Board, by vote of holders of a majority of the MetWest Trust’s shares or by the Target Fund Distributor. The Target Fund Distributor receives no compensation from the Target Fund for distribution of the Fund’s shares except payments pursuant to the MetWest Trust’s distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) as described below. The Target Fund Distributor is under common ownership with the Target Fund Adviser.

The Target Fund offers two classes of shares: Institutional “I” Class and Investor “M” Class. The MetWest Trust has adopted a Plan Pursuant to Rule 18f-3 under the 1940 Act (the “Rule 18f-3 Plan”). Under the Rule 18f-3 Plan, shares of each class of the Target Fund represent an equal pro rata interest in such Target Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, subject to certain exceptions set forth in the Target Fund’s Statement of Additional Information.

The MetWest Trust has adopted the Distribution Plan with respect to the Class M shares of the Target Fund. Under the terms of the Distribution Plan, the Target Fund compensates the Target Fund Distributor at a rate equal to 0.25% of the average daily net assets of the Target Fund attributable to its Class M shares for distribution and related services, regardless of the distribution related expenses the Target Fund Distributor incurs. The Target Fund Distributor makes payments to financial intermediaries under various dealer agreements for distribution and related services, as described in the Target Fund’s Statement of Additional Information. Because these fees are paid out of the Target Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investor’s investment and may cost such investor more than paying other sales charges. The Distribution Plan is intended to facilitate the sale of Class M shares.

Acquiring Fund

Foreside Financial Services, LLC (the “Acquiring Fund Distributor”) or its agent distributes Creation Units for the Acquiring Fund on an agency basis. The Acquiring Fund Distributor does not maintain a secondary market in shares of the Acquiring Fund.

The ETF Trust has entered into a Distribution Agreement with the Acquiring Fund Distributor (“Acquiring Fund Distribution Agreement”), under which the Acquiring Fund Distributor, as agent, reviews and approves orders by authorized participants to create and redeem Acquiring Fund shares in Creation Units. The Acquiring Fund Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority. No compensation is payable by the ETF Trust to the Acquiring Fund Distributor for distribution services. However, the Acquiring Fund Adviser has entered into an agreement with the Acquiring Fund Distributor under which it makes payments to the Acquiring Fund Distributor in consideration for its services under the Acquiring Fund Distribution Agreement. The payments made by the Acquiring Fund Adviser to the Acquiring Fund Distributor do not represent an additional expense to the ETF Trust or its shareholders.

The Acquiring Fund Distributor may also enter into agreements with securities dealers who will assist in the distribution of Acquiring Fund Shares. The Acquiring Fund Distributor will only enter into agreements with firms wishing to purchase Creation Units if the firm qualifies as an authorized participant or Depository Trust Company participants as defined below.

The ETF Trust has not adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

What are other key features of the Funds?

Other Service Providers

Target Fund. State Street Bank and Trust Company, One Congress Street, Boston, MA 02114, serves as administrator and custodian for the MetWest Trust. U.S. Bank Global Fund Services, 615 E. Michigan Street, 3rd Floor, Milwaukee, WI 53202, serves as the transfer agent for the MetWest Trust.

Deloitte & Touche LLP, 555 West 5th Street, Los Angeles, CA 90013, serves as the independent registered public accounting firm of the Target Fund.

Acquiring Fund. State Street Bank and Trust Company, located at One Congress Street, Boston, MA 02114, is the ETF Trust’s administrator, fund accountant, transfer agent and custodian. Deloitte & Touche LLP, located at 555 West 5th Street, Los Angeles, CA 90013, serves as the Fund’s independent registered public accounting firm.

Fiscal Years

The fiscal/tax year end of the Target Fund is March 31. The fiscal/tax year end for the Acquiring Fund will be October 31.

Dividends and Distributions

Target Fund. The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders are determined separately for each Target Fund class. Dividends and distributions are paid separately for each class of Target Fund shares. Dividends from the net investment income of the Target Fund are expected to be declared daily and paid monthly. The Target Fund will distribute any net realized long- or short-term capital gains at least annually.

Acquiring Fund. Ordinarily, dividends from net investment income, if any, are declared and paid at least annually. The Acquiring Fund generally distributes net realized capital gains, if any, to shareholders annually. The Acquiring Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

Tax

The Target Fund and Acquiring Fund intend to maintain the required level of diversification and otherwise conduct their operations so as to qualify as regulated investment companies for purposes of the Code. ETFs generally present certain tax efficiencies for investors as compared to mutual funds. ETFs typically redeem their shares with in-kind distributions of assets, and they typically do not recognize capital gain on the in-kind redemption of their shares. In contrast, when portfolio securities are sold within mutual funds, the sale can cause the recognition of capital gains within the mutual fund that generally would cause a taxable distribution to all of its shareholders—even if the shareholders may have an unrealized loss on their overall investment in the mutual fund. However, the Acquiring Fund expects that it will typically create and redeem shares in cash, although this may change in the future. Accordingly, any tax efficiencies offered by the Acquiring Fund are unlikely to be material. For more information about the tax implications of investments in the Funds, see the Target Fund Prospectus under the heading “Distributions and Taxes” and Statement of Additional Information under the heading “Dividends and Tax Status,” and the Acquiring Fund’s Prospectus under the heading “Dividends, Other Distributions and Taxes” and Statement of Additional Information under the heading “Taxes.”

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS

The Reorganization was reviewed and unanimously approved with respect to the Target Fund at a regular meeting of the Board on March 16, 2026 (the “Board Meeting”), with the advice and assistance of independent legal counsel to the Board. In connection with the Board Meeting, the Target Fund Adviser and the Acquiring Fund Adviser (together, the “Advisers”) provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, and also responded to questions raised by the Board during the meeting. The Advisers recommended that the Board approve the Reorganization because of operational and tax advantages that the Acquiring Fund, as an ETF, would provide compared to the Target Fund, a mutual fund, including the lower overall operating expenses, potentially more efficient portfolio management, lower portfolio transaction costs and tax efficiency, the tax-free nature of the Reorganization, and the ability to retain the performance track record of the Target Fund. Other factors the Board considered in connection with the Reorganization, based on information from the Advisers, included the ability for shareholders to redeem or exchange their shares of the Target Fund prior to the Reorganization, the need for Target Fund shareholders to have a brokerage account that can hold Acquiring Fund Shares, that there may be circumstances where a Target Fund shareholder may not be able to hold Acquiring Fund Shares, and that the Acquiring Fund will not issue any fractional shares.

The Board received from the Advisers written materials containing relevant information about the Acquiring Fund and the proposed Reorganization. The Board reviewed detailed information about: (1) the investment goal, strategies and policies of the Funds; (2) the portfolio management and other service providers of the Funds; (3) the comparability of the investment goals, policies, restrictions and investments of the Funds; (4) the current expense ratios of each Fund and the anticipated post-Reorganization expense ratio of the Acquiring Fund; (5) operational considerations in conjunction with effecting the Reorganization, including the consolidation of the Target Fund’s two currently outstanding share classes into a single class and the redemption of fractional shares prior to the Reorganization and the need for a brokerage account to hold Acquiring Fund Shares; (6) the U.S. federal income tax consequences of the Reorganization to the Target Fund’s shareholders; and (7) the general characteristics of the Funds.

The Board considered the potential benefits, risks and costs of the Reorganization to shareholders of the Target Fund. In approving the Reorganization, the Board considered the following factors:

Lower Expenses. The Advisers expect that following the Reorganization, the total expense ratio of the Acquiring Fund will be lower than the expense ratio for the Target Fund’s share classes. Notwithstanding that the contractual management fee rate for the Acquiring Fund is the same as the contractual advisory fee rate of the Target Fund, the Acquiring Fund’s unitary management fee includes substantially all operating expenses of the Acquiring Fund, while the Target Fund’s contractual advisory fee does not. In addition, the proposed unitary fee for the Acquiring Fund will benefit shareholders because the Acquiring Fund Adviser will be obligated under the investment advisory agreement to pay the Acquiring Fund’s ordinary operating expenses without any increase in the Acquiring Fund Adviser’s management fee. This obligation to bear fund expenses is part of the Acquiring Fund’s investment advisory agreement with the Acquiring Fund Adviser and, therefore, cannot be changed without approval of Acquiring Fund shareholders.

Management of the Acquiring Fund. The Acquiring Fund Adviser represented that it would be able to manage the Target Fund’s investment strategies equally effectively in an ETF structure. The Board considered that the Acquiring Fund and the Target Fund have the same investment objective and similar principal investment strategies.

Risks. Many of the risks associated with owning shares of the Acquiring Fund are similar to the risks associated with owning shares of the Target Fund. However, there are certain differences in these risks, including the risks associated with the Acquiring Fund’s organization as an ETF. As shareholders of an ETF following the Reorganization, Target Fund shareholders may bear certain costs associated with maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market, including commissions, spreads, and other transactions costs, that the shareholders do not experience as shareholders of the Target Fund. In addition, as shareholders of the Acquiring Fund, shareholders will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. However, these trades will occur at market prices, which may be higher (at a premium) or lower (at a discount) than the Acquiring Fund’s NAV.

Costs of the Reorganization. The Board considered that the Acquiring Fund Adviser will bear all of the expenses relating to the Reorganization, except that (i) the Target Fund will bear the expenses of legal counsel to the Target Fund and legal counsel to the trustees of the Target Fund who are not “interested persons” of the Target Fund as defined in the 1940 Act, and (ii) the Target Fund will bear any transaction costs incurred by the Target Fund related to the disposition and acquisition of assets as part of the Reorganization. The Target Fund is expected to bear approximately $40,000 of such costs in connection with the Reorganization. The Board considered further that if the Reorganization is not consummated, the Acquiring Fund Adviser will pay for the other costs associated with the Reorganization.

Same Portfolio Management Team. The Target Fund Adviser is the investment adviser to the Target Fund, and the Acquiring Fund Adviser serves as the investment adviser to the Acquiring Fund. The Target Fund Adviser and the Acquiring Fund Adviser are under the common control of The TCW Group, Inc. The Advisers do not anticipate that the Reorganization will result in any decline in the level of services from the level of services that historically have been provided to the Target Fund. The Target Fund’s current portfolio management team, along with an additional portfolio manager, Bryan Whalen, will be responsible for the day-to-day portfolio management of the Acquiring Fund following the closing of the Reorganization.

Ability to Redeem or Exchange Shares of the Target Fund Prior to the Reorganization. Prior to the Reorganization, Target Fund shareholders who do not wish to invest in the Acquiring Fund may redeem or exchange their Target Fund shares without incurring a front-end sales charge or CDSC.

Tax-Free Nature. The Reorganization is anticipated to be treated as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that shareholders of the Target Fund will recognize no gains or losses on the exchange of their Target Fund shares for Acquiring Fund Shares, the Target Fund will recognize no gains or losses on the transfer of its assets to the Acquiring Fund, the Acquiring Fund will recognize no gains or losses on receipt of the assets of the Target Fund, and the Acquiring Fund will acquire the Target Fund’s assets with the same tax basis and tax holding periods such assets had in the Target Fund’s hands immediately prior to the Reorganization.

Transparency. While actively managed mutual funds generally provide only periodic disclosure of their complete portfolio holdings (typically quarterly on a 60-day lag), transparent active (and index) ETFs operate with full, daily transparency of their portfolio holdings. This daily transparency allows for trading participants to manage their risk and more accurately price shares in the secondary market. It also offers financial advisors and their clients an understanding of their portfolio risk each day.

ETFs Offer Certain Structural Advantages. The Adviser believes that converting the Target Fund into an ETF may provide certain structural advantages. The ETF structure offers potential benefits to shareholders including: (1) less cash drag on performance because the Acquiring Fund is not required to buy back or redeem shares directly from retail shareholders and, as a result, portfolio managers do not have to maintain cash in order to provide liquidity for redemptions, and (2) more flexible trading of ETF shares because investors have the ability to buy or sell ETF shares throughout the day at the current market price.

ETF Tax Efficiency. The ETF structure generally presents certain tax efficiencies for investors compared to the traditional mutual fund structure. While the tax treatment of ETFs and mutual funds is the same, ETFs may acquire securities from and deliver securities to Authorized Participants in the creation and redemption process on an in-kind basis and avoid the realization of taxable capital gains within the ETF in such transactions. Accordingly, investors in an ETF frequently are only subject to capital gains taxes on their investment in the ETF when they sell their ETF shares. In contrast, when portfolio securities are sold within a mutual fund, the sale can cause the recognition of capital gains within the mutual fund that generally would cause a taxable distribution to all shareholders of the mutual fund—even if the shareholders may have an unrealized loss on their overall mutual fund investment. As a result, if the Acquiring Fund were to create and redeem its shares in kind, shareholders of the Acquiring Fund may pay less in taxes than they would if they held similar investments in the Target Fund, although no assurances can be given in this regard. The Acquiring Fund is currently able to create and redeem shares only in cash, although this may change in the future. Accordingly, the Acquiring Fund does not expect to recognize tax efficiency from in-kind redemptions in the near term, and no assurance can be given as to when, if ever, the Acquiring Fund will be able to recognize such tax efficiencies.

Ability to Retain Performance Track Record. The Acquiring Fund will be able to maintain the Target Fund’s performance track record, which will assist in marketing and distribution efforts. Following the Reorganization, the Target Fund would be the accounting survivor and the Acquiring Fund would assume the historical performance of the Target Fund.

Other factors the Board considered in connection with the Reorganization included:

Target Fund Shareholders’ Need for a Brokerage Account that May Hold ETF Shares. Shareholders of the Target Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Acquiring Fund, and if a shareholder does not hold their shares of the Target Fund through that type of brokerage account, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated, and the shareholder will receive cash equal in value to the NAV of their Target Fund shares. In some cases, the liquidation of an investment and return of cash, or the transfer of an investment, may be subject to fees and expenses and may also be subject to tax.

There May Be Circumstances Where a Target Fund Shareholder Will Not Be Able to Hold ETF Shares. Omnibus retirement plan recordkeepers may not be able to include ETF shares on their platforms, and in such a case a retirement plan investor may be required by its retirement plan recordkeeper to redeem their Target Fund shares prior to the Reorganization.

Consolidation of Target Fund Classes Prior to Reorganization; No Fractional Shares of the Acquiring Fund. The Target Fund’s two currently outstanding share classes will be consolidated into a single class prior to the Reorganization because the Acquiring Fund offers a single share class. In addition, the Acquiring Fund does not issue fractional shares so fractional shares of the Target Fund held by a shareholder immediately prior to the Reorganization will be redeemed at NAV. The proceeds of this redemption will result in a cash payment to those shareholders who own fractional shares of the Target Fund, which is expected to be de minimis and will generally be a taxable event to such shareholder.

Based upon their evaluation of the relevant information presented to them, including the information and considerations described above but without identifying any single factor as all-important or controlling, and in light of their fiduciary duties under federal and state law, the Board, including all of the Independent Trustees, concluded that participation by the Target Fund in the Reorganization is in the best interests of the Target Fund, and that no dilution of value would result to the shareholders of the Target Fund from the Reorganization. The Board unanimously approved the Reorganization at the Board Meeting.

The Board also reviewed the Reorganization with respect to the Acquiring Fund, with the advice and assistance of Fund counsel and independent legal counsel to the Independent Trustees. Following careful consideration, the Board determined that participation by the Acquiring Fund in the Reorganization was in the best interests of the Acquiring Fund and that the interests of existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the Plan for more complete information about the Reorganization. The Plan has been filed as an exhibit to the Acquiring Fund’s Registration Statement on Form N-14 of which this Prospectus/Information Statement is a part.

How will the Reorganization be carried out?

The Reorganization will be completed after various conditions are satisfied, including the preparation of certain documents.

Each class of shares of the Target Fund will be converted into Class I shares (without a CDSC or other charge) prior to the Reorganization. After such conversion, any fractional shares held by shareholders will be redeemed, and the Target Fund will distribute the redemption proceeds to those shareholders. The redemption of shareholders’ fractional shares will be a taxable event for such shareholders and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

On the closing date, which is scheduled to occur on or about June 8, 2026 (the “Closing Date”), but which may occur on such other date as the officers of the Target Fund and the Acquiring Fund may mutually agree, the Target Fund will transfer all of its assets, free and clear of all liens, encumbrances, and claims whatsoever (except for liens or encumbrances that do not materially detract from the value or use of the Target Fund’s assets), to the Acquiring Fund and the Acquiring Fund will assume all liabilities of the Target Fund. In exchange, the Acquiring Fund will issue the Acquiring Fund Shares that have an aggregate NAV equal to the dollar value of the net assets delivered to the Acquiring Fund by the MetWest Trust on behalf of the Target Fund. The MetWest Trust on behalf of the Target Fund, will distribute to shareholders the Acquiring Fund Shares it receives. Each shareholder of the Target Fund will receive Acquiring Fund Shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the Target Fund (less the amount of cash in lieu of fractional shares, if any, received immediately prior to the Reorganization). The Target Fund will accept requests for redemptions only if received in proper form before the close of trading on the NYSE (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier), on the day before the Closing Date. Any shares not redeemed before such time will be exchanged for Acquiring Fund Shares on the Closing Date; and, after such time, Target Fund shareholders wishing to sell their Acquiring Fund Shares must do so on an exchange using their brokerage account. If a shareholder does not hold their shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date, the shareholder will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, the shareholder’s investment will be liquidated, and the shareholder will receive cash equal in value to the NAV of their Target Fund shares. If a shareholder holds shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring Fund, like many group retirement plans, a financial intermediary may transfer the shareholder’s investment in the Target Fund to a different investment option prior to the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. The Target Fund will then terminate its existence, liquidate, and dissolve.

The obligations under the Plan are subject to various conditions, including, but not limited to:

●	the Acquiring Fund’s Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Information Statement is a part, shall have been filed with the SEC, such Registration Statement shall have become effective, no stop-order suspending the effectiveness thereof shall have been issued prior to the Closing Date or shall be in effect at the closing, and no investigation or proceeding for the issuance of such an order shall be pending or threatened on that date; and the MetWest Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, shall have received a tax opinion described further below, that the Reorganization is a “reorganization” within the meaning of Section 368(a) of the Code and generally is not expected to result in the recognition of gain or loss for federal income tax purposes for either Target Fund, the Acquiring Fund or their shareholders.

The MetWest Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, may terminate or abandon the Plan at any time before the Closing Date.

Who will pay the expenses of the Reorganization?

The estimated cost of the Reorganization is expected to be approximately $150,000. The Acquiring Fund Adviser will bear all of the expenses relating to the Reorganization, except that (i) the Target Fund will bear the expenses of legal counsel to the Target Fund and legal counsel to the trustees of the Target Fund who are not “interested persons” of the Target Fund as defined in the 1940 Act, and (ii) the Target Fund will bear any transaction costs incurred by the Target Fund related to the disposition and acquisition of assets as part of a Reorganization. The Target Fund is expected to bear approximately $40,000 of such costs in connection with the Reorganization. The Acquiring Fund Adviser will bear the other costs of the Reorganization whether or not the Reorganization is consummated.

What are the capitalizations of the Funds and what might the Acquiring Fund’s capitalization be after the Reorganization?

The following table sets forth as of December 31, 2025, the capitalizations of the Funds. The table also shows the pro forma capitalization of the Acquiring Fund as adjusted to give effect to the proposed Reorganization as of December 31, 2025. Class M shares of the Target Fund will be converted into Class I shares (without a CDSC or other charge) prior to the Reorganization. At the closing of the Reorganization, shareholders of the Target Fund will receive the Acquiring Fund Shares (less the amount of cash in lieu of fractional shares, if any, received immediately prior to the Reorganization) based on the relative NAVs per share of the Funds on the Closing Date.

	Target Fund – Class I**	Target Fund – Class M**	Acquiring Fund***	Pro Forma Adjustment	Pro Forma – Acquiring Fund after Reorganization (estimated)
Net assets ($)	17,881,538	4,571,001	22,452,539	40,000.00****	22,412,539
Total shares outstanding	2,030,775	519,373	2,550,148	252	2,549,896
Net asset value per share ($)*	8.81	8.80	8.80	N/A	8.79

*	Per share amounts may not reconcile due to rounding of net assets and/or shares outstanding.
**	Class M shares of the Target Fund will be converted into Class I shares (without a CDSC or other charge) prior to the Reorganization. Shareholders of the Target Fund will each receive shares of the Acquiring Fund upon closing of the Reorganization as contemplated in the Plan. The Acquiring Fund does not offer multiple share classes.
***	The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
****	Pro Forma Adjustments reflect the estimated costs of the Reorganization attributable to the Target Fund.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan. In addition, these same considerations generally do not apply to shareholders who do not hold their shares of the Target Fund via a brokerage account that can accept shares of the Acquiring fund on the Closing Date and will therefore have their investment liquidated.

As a condition to closing of the Reorganization, the MetWest Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, will receive an opinion of Ropes & Gray LLP to the effect that for federal income tax purposes:

●	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

●	No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund to the Target Fund shareholders;

●	The tax basis in the hands of the Acquiring Fund of each asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Target Fund immediately prior to the transfer thereof;

●	The holding period in the hands of the Acquiring Fund of each asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will include the Target Fund’s holding period for such asset;

●	No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund as part of the Reorganization;

●	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their shares of the Target Fund for shares of the Acquiring Fund as part of the Reorganization (except with respect to cash received by such Target Fund shareholders in redemption of fractional shares prior to the Reorganization);

●	The aggregate tax basis of the shares of the Acquiring Fund each Target Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor;

●	Each Target Fund shareholder’s holding period for the shares of the Acquiring Fund received in the Reorganization will include the Target Fund shareholder’s holding period for the shares of the Target Fund exchanged therefor, provided that the Target Fund shareholder held such shares of the Target Fund as capital assets on the date of the exchange; and

●	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

The opinion will be based on the Plan, certain factual certifications made by officers of the MetWest Trust and the ETF Trust, as applicable, and such other items as Ropes & Gray LLP deems necessary to render the opinion and will also be based on customary assumptions.

Neither Fund has requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. A copy of the opinion will be filed with the SEC and will be available for public inspection after the Closing Date of the Reorganization. See “INFORMATION ABOUT THE FUNDS.”

Shares of the Acquiring Fund are not issued in fractional shares. As a result, the Target Fund will redeem any fractional shares held by shareholders at NAV immediately prior to the Reorganization. Such redemption will result in a cash payment, which will be a taxable sale of shares for shareholders who hold shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of the redemption of Target Fund shares.

In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) on the closing date of the Reorganization. If you hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF on the closing date of the Reorganization, you will automatically become a shareholder of the Acquiring Fund. If you do not hold your shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the closing date of the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated, and you will receive cash equal in value to the NAV of your Target Fund shares. Such liquidation and subsequent cash payment will be a taxable sale of shares for shareholders who hold shares in a taxable account.

Prior to the closing of the Reorganization, the Target Fund expects to declare and pay a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income, net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. These distributions will generally be taxable to shareholders that hold their shares in a taxable account. Such distributions may include distributions taxable as ordinary income or as long-term capital gains.

Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the Target Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Target Fund to offset its future realized capital gains, if any, for U.S. federal income tax purposes. The Reorganization is not expected to independently result in limitations on the Acquiring Fund’s ability to use any capital loss carryforwards of the Target Fund. However, the capital loss carryforwards may subsequently become subject to an annual limitation as a result of sales of Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization. As of March 31, 2026, the Target Fund had short-term capital loss carryforwards of $139,960 and long-term capital loss carryforwards of $1,024,510.

The above description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders of the Target Fund should consult their tax advisers regarding the effect, if any, of the Reorganization with respect to the Target Fund in light of their individual circumstances. Since the foregoing discussion relates only to certain U.S. federal income tax consequences of the Reorganization, each shareholder of the Target Fund should also consult such shareholder’s tax advisers as to the state, local and non-U.S. tax consequences, if any, of the Reorganization with respect to the Target Fund based upon the shareholder’s particular circumstances.

INFORMATION ABOUT THE FUNDS

Information about the Target Fund and the Acquiring Fund is included in the Target Fund’s and Acquiring Fund’s Prospectus. The Prospectus of the Target Fund is incorporated by reference into and is considered a part of this Prospectus/Information Statement. Additional information about the Target Fund and the Acquiring Fund is included in its Statement of Additional Information. The SAI relating to this Prospectus/Information Statement is also considered part of this Prospectus/Information Statement and is incorporated by reference into this Prospectus/Information Statement. Information about the Target Fund is also included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2025 and the Target Fund’s Semi-Annual Report to Shareholders for the period ended September 30, 2025.

You may request a free copy of each Fund’s Prospectus and SAI, and the Target Fund’s Annual or Semi-Annual Report to Shareholders, the SAI relating to this Prospectus/Information Statement, and other information by calling TCW at (877) 829-4768 or by writing to a Fund at 515 South Flower Street, Los Angeles, CA 90071.

The MetWest Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, file materials, reports and other information with the SEC in accordance with the informational requirements of the 1934 Act and the 1940 Act. These materials can be viewed on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

FURTHER INFORMATION ABOUT THE FUNDS

The following is only a discussion of certain principal differences between the governing documents for TCW Metropolitan West Funds, a Delaware statutory trust, and TCW ETF Trust, a Delaware statutory trust, and is not a complete description of the MetWest Trust’s or the ETF Trust’s governing documents.

	TCW Metropolitan West Funds	TCW ETF Trust
Shareholder Liability	The Declaration of Trust provides that the Trust shall not have any power to bind personally any shareholder or to call upon any shareholder for the payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the assets of a series for any shareholder held personally liable (solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason) for obligations of such series.	The Declaration of Trust provides that the shareholders shall not be subject to any personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the trust or any series or class. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the assets of a series for any shareholder held personally liable (solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason) for obligations of such series. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.
Voting Rights

Each whole share is entitled to one vote as to any matter on which it is entitled to vote and a fractional share is entitled to having a pro rata right of full shares, including, without limitation, the right to vote.

The shareholders have the power to vote only (i) for the election of Trustees, (ii) for the removal of Trustees, and (iii) with respect to such additional matters relating to the Trust as may be required by law or any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable.

There is no cumulative voting in the election of Trustees.

On each matter submitted to a vote of shareholders, all shares are voted separately by series (and, if applicable, by class), except: (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series or classes; and (ii) if any matter affects only the interests of some but not all series or classes, then only the shareholders of such affected series or classes shall be entitled to vote on the matter.

Each whole share is entitled to one vote as to any matter on which the holder is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

The shareholders have the power to vote only (i) for the election of Trustees, (ii) for the removal of Trustees, (iii) with respect to any investment advisory or management contract, and (iv) with respect to such additional matters relating to the Trust as may be required by law or any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable.

There is no cumulative voting in the election of Trustees.

On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series, except: (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series are entitled to vote thereon. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter is voted on by such class or classes.

	TCW Metropolitan West Funds	TCW ETF Trust
Shareholder Quorum; Adjournment; Required Vote

Except when a larger quorum is required by applicable law, forty percent (40%) of (i) the number of shares outstanding times net asset value per share (where two or more series or classes of shares of the Trust are voted in the aggregate) or (ii) the number of shares of each series or class (where shareholders vote by separate series or classes), entitled to vote shall constitute a quorum.

Whether or not a quorum is present, any meeting of shareholders may be adjourned from time to time by the shareholders present in person or by proxy by a majority vote. Any business which might have been transacted at the meeting as originally noticed may be deferred and transacted at any such adjourned meeting at which a quorum shall be present. The meeting may be held as adjourned within a reasonable time after the date set for the original meeting. Notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in which case the Board of Trustees shall set a new record date.

A majority of (i) the number of shares outstanding times net asset value per share (where two or more series or classes of shares of the Trust are voted in the aggregate) or (ii) the number of shares of each series or class (where shareholders vote by separate series or classes) cast at a meeting at which a quorum is present is sufficient to approve any matter, except that a plurality is sufficient to elect a Trustee, except when a larger vote is required by the Declaration of Trust of the By-Laws or by applicable law.

One-third of shares entitled to vote in person or by proxy constitutes quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law or of the Declaration of Trust permits or requests that holders of any series vote as a series (or that holders of a class vote as a class), then one-third of the aggregate number of shares of that series (or that class) entitled to vote is necessary to constitute a quorum for the transactions of business by that series (or that class).

Any meeting of shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time provided that no meeting shall be adjourned for more than six months beyond the originally scheduled meeting date. In addition, any meeting of shareholders, whether or not a quorum is present, may be adjourned or postponed by, or upon the authority of, the chair or the Trustees to another date and time provided that no meeting shall be adjourned or postponed for more than six months beyond the originally scheduled meeting date. Any adjourned or postponed session or sessions may be held, within a reasonable time after the date set for the original meeting as determined by, or upon the authority of, the Trustees in their sole discretion without the necessity of further notice.

Except when a larger vote is required by law or by any provision of the Declaration of Trust or the By-Laws, a majority of the shares voted in person or by proxy decides any questions and a plurality elects a Trustee, provided that where any provision of law or of the Declaration of Trust permits or requires that the holders of any series vote as a series (or that the holders of any class shall vote as a class), then a majority of the shares present in person or by proxy of that series (or class) or, if required by law, subject to a “majority shareholder vote,” as defined by the 1940 Act, of that series (or class), voted on the matter in person or by proxy decide the matter insofar as that series (or class) is concerned.

	TCW Metropolitan West Funds	TCW ETF Trust
Trustee Power to Amend Organizational Document

The Board of Trustees shall have the power to amend the Declaration of Trust, at any time and from time to time, in such manner as the Board of Trustees may determine in their sole discretion, without shareholder approval, so as to add to, delete, replace, or otherwise modify any provisions relating to shares, provided that before adopting any such amendment without shareholder approval the Board of Trustees shall determine that it is consistent with the fair and equitable treatment of all shareholders or that shareholder approval is not otherwise required by the 1940 Act or other applicable law.

Shareholder approval shall be required to adopt any amendments to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares or any series or class of any series or to increase or decrease the par value of the shares or any series or class of any series.

Subject to the right of shareholders to adopt, amend or repeal the By-Laws by a majority vote or written consent, and expect as otherwise provided by applicable law or the Declaration of Trust, the Board of Trustees may adopt, amend or repeal the By-Laws.

The Declaration of Trust may be restated and/or amended at any time by (i) an instrument in writing (including a written consent) signed by a majority of the Trustees then holding office or (ii) adoption by a majority of the Trustees then holding office of a resolution specifying the restatement and/or amendment. No vote or consent of any shareholder is required for any amendment to the Declaration of Trust except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law, including the 1940 Act, but only to the extent so required.

The Certificate of Trust may be restated and/or amended by any Trustee as necessary or desirable to reflect any change in the information set forth therein, and any such restatement and/or amendment is effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

The By-Laws may be amended at any meeting of the Trustees of the Trust by a majority vote or by written consent in lieu thereof.

Termination of Series of Trust	Any series or class (in the case of a proposed termination of a class) may be terminated at any time by vote of a majority of the shares of that series or by the Trustees by written notice to the shareholders of that series or class.	The Trust or any series of shares may be terminated at any time by the Trustees for any reason they deem appropriate, without shareholder approval.
Merger, Consolidation or Transfer of Assets	The Trustees may cause (i) the Trust or one or more of its series or classes to the extent consistent with applicable law to be merged into or consolidated with another trust or company, (ii) the shares of the Trust or any series to be converted into beneficial interests in another business trust (or series thereof) created pursuant to Section 3 of Article VIII of the Declaration of Trust, or (iii) the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law.	The Trustees may, by vote of a majority of the Trustees, cause any series (the “Applicable Fund”) to (i) if permitted by the Delaware Act, merge or consolidate in accordance with the provisions thereof with or into, (ii) sell, convey and transfer all or substantially all of its assets to, or (iii) exchange its shares for shares of, one or more other series, whether then existing or to be established in connection with such merger, consolidation, asset sale or share exchange as provided in (i)-(iii) above. Any such merger, consolidation, asset sale or Share exchange does not require the vote of the shareholders unless such vote is required by the 1940 Act.

PRINCIPAL HOLDERS OF SHARES

As of February 28, 2026, the officers and directors of the MetWest Trust, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Target Fund’s outstanding shares. As of February 28, 2026, the Acquiring Fund was not operational and, therefore, had no shareholders.

From time to time, the number of Fund shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the knowledge of the Target Fund, no other persons owned (beneficially or of record) 5% or more of the outstanding shares of any class of the Target Fund as of February 28, 2026, except as listed in Exhibit D to this Prospectus/Information Statement. Upon completion of the Reorganization, it is expected that those persons disclosed in Exhibit D as owning 5% or more of the Target Fund’s outstanding Class I or Class M shares will continue to own in excess of 5% of the then outstanding shares of the Acquiring Fund.

By Order of the Board of Trustees of
TCW Metropolitan West Funds,

Peter Davidson
Vice President and Secretary

May 1, 2026

EXHIBITS TO PROSPECTUS/INFORMATION STATEMENT

Exhibit

A.	Summary of Principal Risks

B.	Fundamental and Non-Fundamental Investment Policies

C.	Financial Highlights

D.	Principal Holders of Securities of the Funds

Exhibit A

SUMMARY OF PRINCIPAL RISKS

ETF Structure Risks. The Fund is structured as an ETF and is subject to special risks, including:

Not Individually Redeemable. Shares are not individually redeemable by retail investors and may be redeemed from the Fund only by Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the NYSE Arca. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Market Price Variance Risk. The market price of the Fund’s shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount to NAV.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Additionally, in stressed market conditions, the market for the ETF shares may become less liquid in response to deteriorating liquidity in the markets for a Fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF shares and their underlying value as well as an increase in the ETF shares’ bid-ask spread

Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on the NYSE Arca. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Debt Securities Risk. Debt securities risk is the risk that the value of a debt security may increase or decrease as a result of various factors, including changes in interest rates, actual or perceived inability or unwillingness of issuers to make principal or interest payments, market fluctuations and illiquidity in the debt securities market.

Asset-Backed Securities Risk. The risk of investing in asset-backed securities, including the risk of loss as a result of the impairment of the value of the underlying financial assets, prepayment risk and extension risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default.

Below Investment Grade Mortgage-Backed Securities Risk. The Fund’s investments in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) that are rated below investment grade generally carry greater liquidity risk than their investment grade counterparts. Historically, the markets for such below investment grade securities, and for below investment grade asset-backed securities in general, have been characterized at times by less liquidity than the market for analogous investment grade securities, particularly during the financial crisis of 2007 and 2008.

Counterparty Risk. Counterparty risk is the risk that the other party to a contract, such as a derivatives contract, will not fulfill its contractual obligations.

Credit Risk. Credit risk is the risk that an issuer may default in the payment of principal and/or interest on a security.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Derivatives Risk. A derivative is a financial contract, the value of which depends on or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in certain types of derivatives contracts, including futures. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the instrument underlying a futures position may result in immediate and substantial losses to the Fund.

Distressed and Defaulted Securities Risk. Distressed and defaulted securities risk is the risk that the repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

ESG Factor Risk. ESG factor risk is the risk that the Fund will be exposed to risks related to environmental, social, and governance factors which, if they materialize, can reduce the value of underlying investments held within the Fund and could adversely impact the Fund’s performance. In ordinary market conditions, it is not anticipated that any single ESG factor will drive a material negative financial impact on the value of the portfolio. ESG factor risk is defined as an environmental, social, or governance event or condition that if it occurs could cause an actual or potential material negative impact on the value of the investment.

Extension Risk. Extension risk is the risk that in times of rising interest rates, borrowers may pay off their debt obligations more slowly, causing securities considered short- or intermediate-term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter-term securities.

Foreign Securities Risk. The Fund may have exposure to foreign markets as a result of its investments in foreign securities and securities denominated in foreign currencies. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that there may not be protection against failure by other parties to complete transactions, and that it will be difficult to obtain or enforce legal judgments in certain countries. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Frequent Trading Risk. Frequent trading leads to increased portfolio turnover and higher transaction costs, which may reduce the Fund’s performance and may cause higher levels of current tax liability to shareholders in the Fund.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s investments may not keep up with price increases from inflation.

Interest Rate Risk. Interest rate risk is the risk that debt securities and investments held by the Fund may decline in value because of changes in interest rates. This risk is greater during periods of rising inflation.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Junk Bond Risk. Junk bonk risk is the risk that junk bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds and/or securities.

Large Shareholder Purchase and Redemption Risk. Large shareholder purchase and redemption risk is the risk that the Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Leverage Risk. Leverage risk is the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result.

Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. The liquidity of the Fund’s assets may change over time.

Market Risk. The Fund could lose money over short periods due to short term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Mortgage-Backed Securities Risk. Mortgage-backed securities risk is the risk of investing in mortgage-backed securities, including prepayment risk and extension risk. Mortgage-backed securities react differently to changes in interest rates than other bonds, and some mortgage-backed securities are not backed by the full faith and credit of the U.S. government.

Portfolio Management Risk. Portfolio management risk is the risk that an investment strategy may fail to produce the intended results.

Prepayment Risk. Prepayment risk is the risk that in times of declining interest rates, the Fund’s higher yielding securities may be prepaid and the Fund may have to replace them with securities having a lower yield.

Price Volatility Risk. The value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

Securities Selection Risk. The specific securities held in the Fund’s investment portfolio may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

Sustainable Investing Strategy Risk. Sustainable investing strategy risk is the risk that the Fund’s strategy may forgo certain investment opportunities for non-financial reasons, and that the Fund’s performance will differ from funds that do not include sustainability factors as part of their security selection. Further, investors may differ in their views of what constitutes the sustainable characteristics of a security. As a result, the Fund may invest in securities that do not reflect the beliefs of any particular investor. In evaluating a security, the Adviser is often dependent upon information and data obtained from issuers or from third-party data providers that may be incomplete or inaccurate, which could cause the Adviser to incorrectly assess sustainability risks and opportunities. In addition, the Fund may not be successful in its strategy to invest in a portfolio of securities that, in the Adviser’s view, has an aggregate sustainability assessment that is better than the aggregate sustainability of the Fund’s benchmark. There is no guarantee that this strategy will be achieved, and such assessment is at the Adviser’s discretions.

Swap Agreements Risk. The risk of investing in swaps, which, in addition to risks applicable to derivatives generally, includes: (1) the inability to assign a swap contract without the consent of the counterparty; (2) potential default of the counterparty to a swap if it is not subject to centralized clearing; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out a swap transaction at a time that otherwise would be favorable for it to do so.

Unrated Securities Risk. Unrated securities risk is the risk that unrated securities may be less liquid than comparable rated securities, and the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. This risk is greater for high yield securities, because the analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of investment grade securities.

U.S. Government Securities Risk. U.S. government securities risk is the risk that debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. government, and as a result, investments in their securities or obligations issued by such entities involve credit risk greater than investments in other types of U.S. government securities.

U.S. Trade Policy Risk. There have been significant changes to United States trade policies, agreements and tariffs, and in the future there may be additional significant changes. These and any future developments, and continued uncertainty surrounding trade policies, agreements and tariffs, may have a material adverse effect on global economic conditions, inflation and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict the access by issuers of the Fund’s portfolio securities to suppliers or customers, increase their supply-chain costs and expenses and could have material adverse effects on the Fund’s portfolio investments.

U.S. Treasury Obligations Risk. U.S. Treasury obligations risk is the risk that the value of U.S. Treasury obligations may decline as a result of changes in interest rates, certain political events in the U.S., and strained relations with certain foreign countries.

Valuation Risk. Valuation risk is the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

Exhibit B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

The Funds have adopted the following identical investment restrictions as fundamental policies. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Fund, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

The Funds may not, as a matter of fundamental policy:

1.	Purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities (“U.S. government securities”) or mutual funds, if as a result of that purchase: (i) with respect to 75% of its total assets, more than 5% of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) more than 25% of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry. For purposes of the industry concentration test, (a) finance company subsidiaries will be considered to be in the industries of their parent companies if their activities are primarily related to financing the activities of the parent companies; and (b) utilities will be regarded as separate industries based on their services; for example, electric, natural gas, telephone, among others, will each be considered a separate industry.

2.	Purchase securities on margin (but any Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may otherwise borrow as expressly permitted by the Prospectus or this SAI) provided that the deposit or payment by a Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

3.	Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of collateral consisting of liquid securities or such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time.

4.	Issue senior securities, borrow money or pledge its assets, except that any Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and may pledge its assets to secure such borrowings. The Funds may borrow from banks or enter into reverse repurchase agreements and pledge assets in connection therewith, but only if, to the extent required by applicable law, immediately after each borrowing there is asset coverage of at least 300%, except for borrowing for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of total assets.

5.	Purchase any security (other than U.S. government securities) if as a result of that purchase, with respect to 75% of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

6.	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

7.	Make investments for the purpose of exercising control or management. (However, this does not prohibit representatives of the Fund or the Adviser from participating on creditor’s committees with respect to the Fund’s portfolio investments.)

8.	Participate on a joint or joint and several basis in any trading account in securities that would be restricted or prohibited by the 1940 Act, except to the extent the Fund has received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting such account or otherwise is in compliance with interpretive guidance from the staff of the SEC. (As of the date of this SAI, the Trust has neither obtained nor applied for such an order.)

9.	Invest in commodities, except that the Fund may invest in futures contracts, options on futures contracts and other instruments, such as swaps, that are regulated by the Commodity Futures Trading Commission (“CFTC”) to the extent permitted by the CFTC’s regulations, so that either (a) the aggregate initial margin and premiums required to establish the positions in those futures contracts and other CFTC-regulated instruments do not exceed five percent of the respective Fund’s liquidation value (after taking into account unrealized profits and losses on those positions) or (b) the net aggregate notional value or obligation of all futures contracts and other CFTC-regulated instruments do not exceed the liquidation value of the Fund’s portfolio at the time the most recent position was established (after taking into account unrealized profits and losses on those positions). (This exception is an operating policy that may be changed without shareholder approval, consistent with applicable regulations.)

10.	Lend money or other assets to other persons in any form or manner except as permitted to the fullest extent by the 1940 Act and other applicable law. To the extent the following activities constitute loans within the meaning of applicable law, none of the following are prohibited: (i) acquiring floating rate instruments, corporate loans, bonds, debentures or other corporate debt securities; (ii) investing in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; and (iii) lending its portfolio securities.

11.	Purchase or sell real estate or interests in real estate, except that the Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

Non-Fundamental Investment Policies

The non-fundamental investment policies of the Target Fund and the Acquiring Fund are similar. Non-fundamental policies may be changed without shareholder approval.

Target Fund	Acquiring Fund

In addition, the MetWest Trust has adopted the following non-fundamental policies, which may be changed without shareholder approval, so that the Target Fund will not: (a) notwithstanding the investment restrictions in (1) above, purchase any security, other than U.S. government securities or mutual funds, if as a result of that purchase, with respect to 100% of the Target Fund’s total assets, more than 5% of its total assets (determined at the time of investment) would then be invested in securities of a single issuer, except with respect to the debt obligations of any non-US sovereign government rated, at the time of purchase, A- or above by Fitch Ratings, Inc., A- or above by S&P Global Ratings, or A3 or above by Moody’s Investors Service, Inc., or, if unrated, debt obligations deemed by the Adviser to be of comparable quality, in which case the limit shall be 15%, provided that this restriction does not apply to the Target Fund; (b) invest more than 15% of its net assets in illiquid investments, excluding investments that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees such as restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Securities Act”); (c) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or other acquisition of assets or except as disclosed in the Prospectus or the SAI, but not more than 3% of the total outstanding stock of such company would be owned by the Target Fund and its affiliates; and (d) invest in securities of registered open-end investment companies or unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act or any successor provisions. Notwithstanding the diversification limits described above, Rule 5b-2 adopted under the 1940 Act allows the Trust and the Target Fund to disregard for purposes of those limits the total value of securities issued or guaranteed by a single guarantor so long as the value of all securities owned by the Target Fund issued or guaranteed by a common guarantor does not exceed 10% of the value of the total assets of the Target Fund.

The Acquiring Fund has adopted non-fundamental policies not to purchase or otherwise acquire any illiquid investment, except as permitted under the 1940 Act, which currently limits the Acquiring Fund’s holdings in illiquid investments to 15% of the Acquiring Fund’s net assets. The Adviser monitors the Acquiring Fund’s holdings in illiquid investments, pursuant to the Liquidity Program.

The Acquiring Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities issued by securitized vehicles.

The Acquiring Fund has adopted a non-fundamental policy not to purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules thereunder. As a matter of policy, however, the Acquiring Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Acquiring Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

Investment restrictions based on a percentage of the Acquiring Fund’s net or total assets generally will be based at the time of investment in a security or instrument, except for investments that would constitute a senior security. Unless otherwise indicated, all limitations under the Acquiring Fund’s fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of the Acquiring Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Acquiring Fund’s total assets will not require the Acquiring Fund to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Target Fund	Acquiring Fund

Investment restrictions based on a percentage of the Target Fund’s net or total assets generally will be based at the time of investment in a security or instrument, except for investments that would constitute a senior security. Typically, a mark-to-market valuation would be used to test compliance with the investment restriction. For example, the market value of a position in a swap contract that is purchased would be used for these purposes rather than the initial purchase price or the notional value or reference value of the contract. The Target Fund would look through any affiliated investment company in which it invests for purposes of testing the industry concentration limit under investment restriction No. 1 above. Also, for purposes of investment restriction No. 1 above with respect to industry concentration, the Target Fund relies on categories from recognized industry references such as the U.S. Department of Labor’s Standard Industrial Classification (SIC codes) or Bloomberg’s Industry Sub-Groups, as determined to be reasonable and up-to-date by the Adviser. For this purpose, the Target Fund analyzes privately issued mortgage-backed securities and asset-backed securities to determine the particular industry categories that apply to those securities. Also, for this purpose, please see the discussion under “Mortgage-Related Securities” related to the treatment of those securities under the industry concentration limit.

80% Investment Requirement

The Target Fund invests, under normal circumstances, at least 80% of its net assets in debt securities issued by securitized vehicles and similar instruments that the Target Fund Adviser believes satisfy its proprietary screening criteria that identify securities with one or more positive environmental, social or sustainable factors.

If the Target Fund is unable to meet the 80% investment requirement as a result of its purchase of a security or entering into an investment, the Target Fund must take prompt corrective action to return to compliance with this requirement. However, if the Target Fund is unable to meet the 80% investment requirement due to market fluctuation, large cash inflows/redemptions or a sale of a security (or exiting an investment), the Target Fund’s future investments must be made in a manner that will bring the Target Fund into compliance (or closer to being in compliance with that requirement). In this latter situation, the Adviser has discretion on how to return to compliance in a prudent manner that best serves the interests of the Target Fund and its shareholders. For example, the Target Fund need not return to compliance within 2 days, even if doing so is technically possible, if such an approach would harm the Target Fund or its shareholders by, for instance, causing the Target Fund to purchase illiquid assets at a premium.

Exhibit C

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the applicable share classes of the Target Fund for the periods listed below. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Target Fund (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Acquiring Fund are based on the average net assets of the Acquiring Fund for each of the periods listed in the tables.

Other than the information for the six-month period ended September 30, 2025, which is unaudited, the information below has been derived from the financial statements audited by Deloitte & Touche LLP, the Target Fund’s independent registered public accounting firm. Deloitte & Touche LLP’s report, along with the Target Fund’s financial statements, are incorporated by reference into the Target Fund’s SAI. The Annual Report to Target Fund shareholders (which includes the Fund’s financial statements) and SAI are incorporated by reference herein and available at no cost from the MetWest Trust, as applicable at the following toll-free number: (800) 241-4671 (MetWest Trust).

As of the date of this combined Prospectus/Information Statement, the Acquiring Fund has not commenced operations. Therefore, the Acquiring Fund does not have financial highlight information.

TCW MetWest Sustainable Securitized Fund – Class M

	SIX MONTHS ENDED SEPTEMBER 30, 2025 (UNAUDITED)		YEAR ENDED MARCH 31, 2025	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022(1)
Net Asset Value per Share, Beginning of period	$8.69		$8.34	$8.45	$9.36	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(2)	0.20		0.49	0.42	0.21	0.05
Net Realized and Unrealized Gain (Loss) on Investments	0.08		0.41	(0.07)	(0.88)	(0.61)
Total from investment operations	0.28		0.90	0.35	(0.67)	(0.56)

Less Distributions:
Distributions from Net Investment Income	(0.20)		(0.55)	(0.41)	(0.24)	(0.08)
Distributions from Return of Capital	-		-	(0.05)	-	-
Total distributions	(0.20)		(0.55)	(0.46)	(0.24)	(0.08)

Net Asset Value per Share, End of period	$8.77		$8.69	$8.34	$8.45	$9.36
Total Return	3.33	%(3)	11.11%	4.33%	(7.15)%	(5.60	)%(3)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$4,151		$3,120	$44	$50	$16
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.04	%(4)	2.53%	4.15%	3.35%	2.15	%(4)
After Expense Reimbursement	0.70	%(4)	0.70%	0.70%	0.70%	0.79	%(4)
Ratio of Net Investment Income to Average Net Assets(5)	4.65	%(4)	5.74%	5.13%	2.43%	0.97	%(4)
Portfolio Turnover Rate(5)	181	%(3)	333%	312%	312%	276	%(3)

(1)	The Sustainable Securitized Fund Class M Shares commenced operations on October 1, 2021.
(2)	Computed using average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.
(5)	The portfolio Turnover rate includes mortgage dollar roll transactions and taxable corporate actions.

TCW MetWest Sustainable Securitized Fund – Class I

	SIX MONTHS ENDED SEPTEMBER 30, 2025 (UNAUDITED)		YEAR ENDED MARCH 31, 2025	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022(1)
Net Asset Value per Share, Beginning of period	$8.69		$8.35	$8.45	$9.37	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(2)	0.21		0.56	0.47	0.23	0.05
Net Realized and Unrealized Gain (Loss) on Investments	0.08		0.35	(0.09)	(0.89)	(0.63)
Total from Investment Operations	0.29		0.91	0.38	(0.66)	(0.58)

Less Distributions:
Distributions from Net Investment Income	(0.21)		(0.57)	(0.43)	(0.26)	(0.05)
Distributions from Return of Capital	-		-	(0.05)	-	-
Total Distributions	(0.21)		(0.57)	(0.48)	(0.26)	(0.05)

Net Asset Value per Share, End of period	$8.77		$8.69	$8.35	$8.45	$9.37
Total Return	3.44	%(3)	11.21%	4.67%	(7.04)%	(5.87	)%(3)

Ratios/Supplemental Data:
Net Assets, End of period (in thousands)	$17,277		$13,780	$7,715	$8,361	$10,655
Ratio of Expenses to Average Net Assets:
Before Expense	1.76	%(4)	2.53%	3.82%	2.93%	1.80	%(4)
After expense waivers and reimbursements	0.49	%(4)	0.49%	0.49%	0.49%	0.49	%(4)
Ratio of Net Investment Income to Average Net Assets	4.87	%(4)	6.56%	5.67%	2.61%	0.94	%(4)
Portfolio Turnover Rate(5)	181	%(3)	333%	312%	312%	276	%(3)

(1)	The Sustainable Securitized Fund Class I Shares commenced operations on October 1, 2021.
(2)	Computed using average shares outstanding throughout the period.
(3)	Non annualized.
(4)	Annualized.
(5)	The portfolio turnover rate includes mortgage dollar roll transactions and taxable corporate actions.

Exhibit D

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names, addresses and percent ownership of each person who, as of February 28, 2026, to the best knowledge of the MetWest Trust, owned 5% or more of the outstanding shares of each class of the Target Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of the Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Class	Shareholder Name and Address	Share Amount	Percentage of Class (%)
I	TCW ASSET MANAGEMENT COMPANY INTERNATIONAL LTD	605,872	28%
M	N/A	N/A	N/A